EXHIBIT 4.11


                  FIRST SUPPLEMENTAL INDENTURE

                   dated as of April 22, 1997

                               to

                        TRUST INDENTURE

                   dated as of April 22, 1997

                             among

                  PANDA GLOBAL ENERGY COMPANY

                              and

               BANKERS TRUST COMPANY, AS TRUSTEE











                       TABLE OF CONTENTS


                                                          Page

                           ARTICLE I
                          DEFINITIONS                       2

                          ARTICLE II
             THE TERMS OF THE SENIOR SECURED NOTES          2

Section 2.1 Senior Secured Notes                            2
Section 2.2 Interest and Principal                          2
Section 2.3 Book Entry, Delivery and Form                   3
Section 2.4 Transfer and Exchange                           5
Section 2.5 Redemption                                     11
Section 2.6 Luannan Expropriation Event; Luannan
             Event of Loss                                 14
Section 2.7 Withholding Taxes                              17
Section 2.8 Calculation of Original Issue Discount         18

                          ARTICLE III
                         MISCELLANEOUS                     18
Section 3.1  Use of Proceeds                               18
SECTION 3.2  Closing Costs                                 19
Section 3.3  Execution of Supplemental Indenture           19
Section 3.4  Concerning the Trustee                        19
Section 3.5  Project Engineer                              19
Section 3.6  Counterparts                                  19
Section 3.7  Governing Law                                 19

Exhibit A  Form  of  Certificate for Exchange or Registration  of
           Transfer  from Rule 144A Global Note to  Regulation  S
           Global Note

Exhibit B  Certificate  for Exchange or Registration of  Transfer
           from  Regulation  S Global Note to  Rule  144A  Global
           Note

Exhibit C  Form  of  Certificate for Exchange or Registration  of
           Transfer of Certificated Notes

Exhibit D  Certificate  for Exchange or Registration of  Transfer
           from  Rule  144A Global Note or Regulation S Permanent
           Global Note to Certificated Note

Exhibit E  Certificate  for Exchange or Registration of  Transfer
           from  Certificated Note to Rule 144A  Global  Note  or
           Regulation S Permanent Global Note

Exhibit F  Form of Face of Certificate Note

Exhibit G  Form of Face of Rule 144A Global Note

Exhibit H  Form of Face of Regulation S Global Note

Exhibit I  Form of Face of Registered Global Note

Exhibit J  Form of Reverse of Senior Secured Note






     FIRST SUPPLEMENTAL INDENTURE, dated as of April 22, 1997, to the Trust Indenture, dated as of April 22, 1997 (the "Original Indenture"), between PANDA GLOBAL ENERGY COMPANY, a Cayman Islands corporation (the "Issuer"), its executive office and mailing address being at c/o Panda Energy International, Inc., 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244 and BANKERS TRUST COMPANY, a New York banking corporation (the "Trustee"), its corporate trust office and mailing address being at 4 Albany Street, New York, New York 10006.

     WHEREAS, the Issuer and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of the Issuer's Securities (as defined in Appendix A to the Original Indenture) to be issued in one or more series;

      WHEREAS, Sections 2.1, 2.3 and 12.1 of the Original Indenture provide, among other things, that the Issuer and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Securities of any series as permitted by Sections 2.1, 2.3 and 12.1 of the Original Indenture;

      WHEREAS, the Issuer (i) desires the issuance of Securities to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this supplement to the Original Indenture (the "First Supplemental Indenture", collectively with the Original Indenture, the "Indenture") for the purpose of establishing the designation, form, terms and provisions of such Securities;

      WHEREAS, all action on the part of the Issuer necessary to authorize the issuance of such Securities under the Original
Indenture and this First Supplemental Indenture has been duly taken; and

      WHEREAS, all acts and things necessary to make such Securities, when executed by the Issuer and authenticated and delivered by the Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Issuer, and to constitute these presents as a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this First Supplemental Indenture and the creation and issuance under the Indenture of such Securities have in all respects been duly authorized, and the Issuer, in the exercise of the legal right and power vested in it, has executed this First Supplemental Indenture and proposes to create, execute, issue and deliver such Securities.

       NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE

                          WITNESSETH:

     That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, such Securities, and in consideration of the acceptance of such Securities by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I

                          DEFINITIONS

      Capitalized terms not otherwise defined herein shall have the meanings set forth in the Appendix A to the Original
Indenture. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.


                           ARTICLE II

             THE TERMS OF THE SENIOR SECURED NOTES

          Section 2.1 Senior Secured Notes. (i) There is hereby created an initial series of notes designated 12 1/2% Senior Secured Notes due 2004, in the aggregate principal amount of $155,200,000 (the "Initial Senior Secured Notes"), pursuant to the Original Indenture. In addition, there is hereby created a subsequent series of notes designated 12 1/2% Registered Senior Secured Notes due 2004, in the aggregate principal amount not to exceed $155,200,000 (the "Registered Senior Secured Notes"), pursuant to the Original Indenture (the Initial Senior Secured Notes and the Registered Senior Secured Notes, collectively, the "Senior Secured Notes").

           (ii) The Senior Secured Notes will mature on April 15,
2004.

           (iii) The Initial Senior Secured Notes shall be issued in the form of one or more Rule 144A Global Notes substantially in the form of Exhibit G hereto and one or more Regulation S Global Notes substantially in the form of Exhibit H hereto; the Registered Senior Secured Notes shall be issued in the form of one or more Registered Global Notes substantially in the form of Exhibit I hereto; and Certificated Notes issued in exchange for beneficial interests in Global Notes may be issued in the same denominations as such beneficial interests substantially in the form of Exhibit F.

           Section 2.2 Interest and Principal. (a) Each Senior Secured Note shall bear interest on the unpaid principal amount thereof from time to time outstanding from the date thereof until such amount is paid in full at the rate of interest set forth in each Senior Secured Note, a form of which is attached hereto.

           Accrued but unpaid interest on any Initial Senior Secured Note that is exchanged for a Registered Senior Secured Note pursuant to the Registration Rights Agreement shall be paid on or before the first Interest Payment Date on the Registered Senior Secured Notes.

           The Issuer shall be obligated to repay the Senior Secured Notes by redeeming semi-annually on the dates and in the amounts indicated in the following table, together with accrued and unpaid interest (including Liquidated Damages and Additional Amounts, if any):

          Semi-annual                     Principal
          Payment Date             Amount Repaid

          October 15, 2000         $1,650,000
          April 15, 2001           $2,200,000
          October 15, 2001         $2,200,000
          April 15, 2002           $4,000,000
          October 15, 2002         $4,000,000
          April 15, 2003           $4,950,000
          October 15, 2003         $4,950,000

In accordance with the terms of the Original Indenture, the Issuer shall not be allowed to fulfill its obligation to repay such principal amounts through the purchase of Senior Secured
Notes and the deposit thereof with the Trustee.

           (b) Cash interest on the Senior Secured Notes will accrue at a rate of 12 1/2% per annum and will be payable semi-annually in arrears on each April 15 and October 15, commencing October 15, 1997 to the Holders of record of Senior Secured Notes at the close of business on April 1 and October 1, respectively, immediately preceding such interest payment date. Cash interest will accrue from the most recent interest payment date to which interest has been paid or, if no interest has been paid, from April 22, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on overdue principal and on overdue installments of interest will accrue at the rate of interest borne by the Senior Secured Notes.

            (c)   The  Initial  Senior  Secured  Notes  and   the
Registered Senior Secured Notes shall be considered collectively as a single class of Securities for all purposes of the Indenture.

           Section 2.3  Book Entry, Delivery and Form.  (a)   Rule
144A Global Notes. Initial Senior Secured Notes offered and sold within the United States to qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Initial Senior Secured Notes represented thereby with the Depositary at its New York office, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided.

          (b) Regulation S Global Notes. Initial Senior Secured Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, (the "Regulation S Temporary Global Note") which shall be deposited on behalf of the purchasers of the Initial Senior Secured Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The Regulation S Temporary Global Note will be registered in the name of a nominee of DTC for credit to the subscribers' respective accounts at the Euroclear System ("Euroclear") and Cedel Bank, S.A. ("CEDEL"). Beneficial interests in the Regulation S Temporary Global Note may be held only through Euroclear or CEDEL. The "40-day restricted period" (as defined in Regulation S, the "Restricted Period") shall be terminated upon the receipt by the Trustee of (i) confirmation from the Depositary that it has received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Rule 144A Global Note, all as contemplated by Section 2.4(b)(ii) hereof), and (ii) an Officers' Certificate from the Issuer. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in one or more permanent global notes (collectively, the "Regulation S Permanent Global Note" and, together  with  the  Regulation  S  Temporary  Global  Note,  the
"Regulation S Global Note" (the Regulation S Global Note, the Registered Global Note and the Rule 144A Global Note, collectively being the "Global Notes") upon delivery to DTC of certification of compliance with the transfer restrictions applicable to the Initial Senior Secured Notes and pursuant to Regulation S as provided in the Original Indenture. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. During the Restricted Period, beneficial interests in the Regulation S Temporary Global Note may be held only through Euroclear or CEDEL (as indirect participants in DTC), unless transferred to a person that takes delivery in the form of an interest in the corresponding Rule 144A Global Note in accordance with the certification requirements described in
Section 2.4 herein.

            (c) Certificated Notes. Senior Secured Notes originally purchased by or transferred to institutional Accredited Investors or QIBs who elect to take physical delivery of their certificates instead of holding their interest through a Global Note (collectively referred to herein as the "Non-Global Purchasers") will be issued in the form of Certificated Notes. Upon the transfer to a QIB, an institutional Accredited Investor or a foreign purchaser of any Certificated Note initially issued to a Non-Global Purchaser, such Certificated Note will, unless the transferee requests Certificated Notes or the Global Notes have previously been exchanged in whole for Certificated Notes, be exchanged for an interest in the Rule 144A Global Notes or the Regulation S Global Notes, as the case may be, or after delivery of the Registered Global Note to the Depositary, the Registered Global Note. Upon the transfer of an interest in a Global Note, such interest will, unless the transferee requests Certificated Notes, be represented by an interest in the applicable Global Note.

            (d)   Book-Entry  Provisions.   In  addition  to  the
provisions of Section 2.4 of the Original Indenture, investors in the Rule 144A Global Note and the Registered Global Note may hold their interests therein directly through DTC, if they are participants in such system ("Participant"), or indirectly through organizations (including Euroclear and CEDEL) which are participants in such system. Investors in the Regulation S Global Note shall initially hold their interests therein through Euroclear or CEDEL, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors may also hold interests in the Regulation S Global Note through organizations other than Euroclear and CEDEL that are Participants in the DTC system. Euroclear and CEDEL will hold interests in the Regulation S Global Note on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries, which are Morgan Guaranty Trust Company of New York, Brussels office, as operator or Euroclear, and Citibank, N.A., as operator of CEDEL. The depositaries, in turn, will hold such interests in the Regulation S Global Note in customers' securities accounts in the depositaries' names on the books of DTC. All interests in a Global Note, including those held through Euroclear or CEDEL, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear or CEDEL may also be subject to the procedures and requirements of such system.

           (e) Registered Senior Secured Notes. On or prior to the date that the Exchange Offer (as defined in the Registration Rights Agreement) is Consummated (as defined in the Registration Rights Agreement), the Issuer may deliver Registered Senior
Secured Notes executed by the Issuer to the Trustee for authentication together with an Issuer Order for the authentication and delivery of such Registered Senior Secured Notes, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Registered Senior Secured Notes as provided in the Original Indenture.

           (f) Registered Global Notes. On the date that the Exchange Offer (as defined in the Registration Rights Agreement) is Consummated (as defined in the Registration Rights Agreement), the Issuer will deposit on behalf of the purchasers of the Senior Secured Notes represented thereby with the Depositary at its New York office, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Issuer and authenticated by the Trustee, one or more Registered Global Notes in exchange for an equivalent denomination of Rule 144A Global Notes.

           Section 2.4 Transfer and Exchange. (a) Exchange of Book-Entry Senior Secured Notes for Certificated Notes. A Global
Note is exchangeable for definitive Senior Secured Notes in registered certificated form if (i) DTC (x) notifies the Issuer that it is unwilling or unable to continue as depositary for the Global Note and the Issuer thereupon fails to appoint a successor depositary or (y) has ceased to be a clearing agency registered under the Exchange Act, (ii) the Issuer, at its option, notifies the Trustees in writing that it elects to cause the issuance of the Senior Secured Notes in certificated form or (iii) there shall have occurred and be continuing an Event of Default with respect to the Senior Secured Notes. Beneficial interests in a Global Note may be exchanged for Certificated Notes upon request but only upon at least 20 days prior written notice given to the Trustees by or on behalf of DTC in accordance with its customary procedures. Certificated Notes delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures) and will bear, in the case of the Rule 144A Global Note, the Private Placement Legend and, in the case of the Regulation S Global Note, the legend set forth in bold type on the cover of the Offering Memorandum, in each case.

           (b) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this First Supplemental Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein and therein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the applicable legends specified in Sections 2.8 and 2.9 of the Original Indenture. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

             (i) If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the rules and procedures of the Depositary that are applicable to such a transfer or exchange (the "Applicable Rules"), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.4(b)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from any Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and (3) a certificate in the form of Exhibit A attached hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Security Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred; provided that during the Restricted Period, transferees can only accept this transfer through Euroclear or Cedel.

             (ii)        If,  prior  to  the  expiration  of  the
     Restricted Period, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depositary (or with the Trustee as custodian for the Depositary) wishes to transfer its interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.4(b)(ii). Upon receipt by the Trustee of
     (1) written instructions, or such other form of instructions as is customary, from the Depositary, directing the Trustee, as Security Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of Exhibit B attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act and any applicable blue sky or securities laws of any state of the United States or
     (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Issuer and to the Security Registrar, then the Trustee, as Security Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged, and the Trustee, as Security Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred; provided that, on and after the termination of the Restricted Period, no certification shall be required with respect to such transfers.

            (iii)        On  the  date  the  Exchange  Offer   is
     consummated,  beneficial interests in the Rule  144A  Global
     Note will be exchanged for equivalent beneficial interests in the Registered Global Note.

          (c) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented by a Holder to the Security Registrar with a request (x) to register the transfer of the Certificated Notes or (y) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Notes presented or surrendered for register of transfer or exchange (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing and (ii) in the case of a Certificated Note that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

             (i) if such Transfer Restricted Security is being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, or such Transfer Restricted Security is being transferred to the Issuer, a certification to that effect from such Holder (in substantially the form of Exhibit C hereto);

            (ii) if such Transfer Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit C hereto); or

           (iii) if such Transfer Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act (including Rule 904 thereunder), a certification to that effect from such Holder (in substantially the form of Exhibit C hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Issuer and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act.

           (d)   Transfer of a Beneficial Interest in a Rule 144A
Global  Note  or  Regulation  S  Permanent  Global  Note  for   a
Certificated Note.

             (i) Any Person having a beneficial interest in any Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Certificated Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in any Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents:

                          (A)   if  such beneficial  interest  is
          being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit D hereto);

                          (B)   if  such beneficial  interest  is
          being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit D hereto); or

                          (C)   if  such beneficial  interest  is
          being transferred in reliance on any other exemption from the registration requirements of the Securities Act (including Rule 904 thereunder), a certification to that effect from the transferor (in substantially the form of Exhibit D hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Issuer and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act:

     in  which  case  the Trustee or the Note Custodian,  at  the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, cause the aggregate principal amount of Rule 144A Global Notes or Regulation S Permanent Global Notes, as applicable, to be reduced accordingly and, following such reduction, the Issuer shall execute and the Trustee shall authenticate and deliver to the transferee a Certificated Note in the appropriate principal amount.

           (ii) Certificated Notes issued in exchange for a beneficial interest in any Global Note pursuant to this
     Section 2.4(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificated Notes to the Persons in whose names such Notes are so registered. Following any such issuance of Certificated Notes, the Trustee, as Security Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Global Note to reflect the transfer.

          (e) Transfer and Exchange of a Certificated Note for a Beneficial Interest in a Global Note. Holders of Certificated
Notes may offer, resell, pledge or otherwise transfer such Certificated Notes only pursuant to an effective registration statement under the Securities Act, inside the United States to a QIB in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act or to the Issuer, in each case in compliance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

           When Certificated Notes are presented by a Holder to the Security Registrar with a request (x) to register the transfer of the Certificated Notes or (y) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Certificated Notes presented or surrendered for register of transfer or exchange (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing, which instructions, if applicable, shall direct the Trustee (A) to cancel any Certificated Note being exchanged for another Certificated Note or a beneficial interest in a Global Note in accordance with Section 2.13 of the Original Indenture, and (B) to make, or to direct the Security Registrar to make, an endorsement on the appropriate Global Note to reflect an increase in the aggregate principal amount of the Senior Secured Notes represented by such Global Note and (ii) such request shall be accompanied by the following additional information and documents, as applicable:

              (i) if such Certificated Note is being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit E hereto); or

             (ii) if such Certificated Note is being transferred to a QIB in accordance with Rule 144A, pursuant to Rule 144 under the Securities Act or pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit E hereto).

            (f) Legends. (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Note certificate evidencing Global Notes and Certificated Notes (and all Senior Secured Notes issued in exchange therefor or substitution thereof other than Registered Senior Secured Notes) shall bear the applicable legend specified in Sections 2.8 and 2.9 of the Original Indenture.

            (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 or pursuant to an effective registration statement under the Securities Act:

                     (A)   in the case of any Transfer Restricted
          Security that is a Certificated Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Note that does not bear the Private Placement Legend and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring Holder substantially in the form of Exhibit C hereto; and

                     (B)   in the case of any Transfer Restricted
          Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the Private Placement Legend, but shall continue to be subject to the provisions of Section 2.4(b) and (c) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Certificated Note that does not bear the Private Placement Legend which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Security Registrar that such request is being made pursuant to Rule 144, such certification to be substantially in the form of Exhibit E hereto.

           (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Issuer and the Security Registrar in form and substance reasonably acceptable to the Issuer and the Security Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the applicable legend specified in Sections 2.8 and 2.9 of the Original Indenture are no longer applicable):

                     (A)   in the case of any Transfer Restricted
          Security that is a Certificated Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Note that does not bear the Private Placement Legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

                     (B)   in the case of any Transfer Restricted
          Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the Private Placement Legend, but shall continue to be subject to the provisions of Section 2.4(b) and (c) hereof.

           (g) Registration Rights. Pursuant to a Registration Rights Agreement, dated the date hereof, the Company, the Issuer and the Initial Purchaser have agreed to exchange the Initial Senior Secured Notes and the Initial Senior Secured Notes Guarantee for an equal principal amount of Registered Senior Secured Notes and Registered Senior Secured Notes Guarantees on the terms and conditions contained in such agreement.

           Section 2.5 Redemption. The Senior Secured Notes are subject to redemption on the terms set forth in Article VIII of the Original Indenture. In addition, the Senior Secured Notes are subject to optional redemption and mandatory redemption on the terms set forth below:

           (a) Optional Redemption by Issuer. (i) The Senior Secured Notes shall be redeemable at the option of the Issuer (a "Senior Secured Notes Optional Redemption"), in whole or in part, at any time on or after April 15, 2002, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest, if any, to the redemption date, if redeemed during the 12 month period beginning on April 15 of the years indicated below:

                         Redemption
               Year      Price

               2002      107.00%
               2003      103.50%
               2004      100.00%

          (ii) Prior to April 15, 2000, the Issuer may redeem up to $51,733,000 of the originally issued principal amount of
Senior  Secured Notes at a redemption price equal to       113.0%
of the principal amount of the Senior Secured Notes so redeemed, plus accrued and unpaid interest, if any, to the redemption date with the Net Cash Proceeds of one or more Public Equity Offerings by the Company, Panda International or any direct or indirect parent of the Company; provided that (i) the proceeds of such offering used for the purposes of the optional redemption are contributed as equity to the Issuer and (ii) at least $103,467,000 of the originally issued principal amount of Senior Secured Notes would remain outstanding immediately after giving effect to such redemption (any such redemption, a "Senior Secured Notes Public Equity Offering Redemption").

           (b) Mandatory Redemption. Upon the occurrence of certain events described below, the outstanding Senior Secured Notes (together with, as provided in paragraph (vi) below, any additional Senior Indebtedness of the Issuer outstanding at the time of such Mandatory Redemption), will be redeemed (a "Mandatory Redemption") pro rata, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest (including Liquidated Damages and Additional Amounts, if any), if any, to the redemption date:

             (i) Upon the occurrence of a Luannan Event of Loss or Luannan Expropriation Event that is determined by the Issuer to render the Luannan Facility incapable of being rebuilt, repaired or restored so as to permit operation of the entire Luannan Facility on a Commercially Feasible Basis, all Luannan Casualty Proceeds and all Luannan Expropriation Proceeds and repayments of the Issuer Loan and the Shareholder Loans (resulting from such Luannan Event of Loss or Luannan Expropriation Event or otherwise) will be applied pro rata to the redemption of the Senior Secured Notes. The redemption date for such a Mandatory Redemption may be any date during the 90-day period following the date of the Issuer's determination that the Luannan Facility is incapable of being rebuilt, repaired or restored (taking into account the notice requirements set forth in the Original Indenture).

            (ii) Upon the occurrence of a Luannan Event of Loss or Luannan Expropriation Event that is determined by the Issuer to render a portion of the Luannan Facility incapable of being rebuilt, repaired or restored, but permits the remaining portion of the Luannan Facility to be rebuilt, repaired or restored so as to permit operation of the remaining portion of the Luannan Facility on a Commercially Feasible Basis (as confirmed by the Luannan Facility Engineer pursuant to the Original Indenture and
     Section 2.6 herein), and if the amount of the Luannan Casualty Proceeds or Luannan Expropriation Proceeds and repayments of the Issuer Loan and the Shareholder Loans resulting from such Luannan Event of Loss or Luannan Expropriation Event exceeds $500,000 (after reduction for the total cost of rebuilding, repairing or restoring the Luannan Facility in accordance with the Original Indenture), the total amount of such excess proceeds will be applied pro rata to the redemption of the Senior Secured Notes. The redemption date may be any date during the 90-day period following the date of the Issuer's certification to the Trustee of completion of the rebuilding, repairing or restoration of the Luannan Facility (taking into account the notice requirements set forth in the Original Indenture).

           (iii) Upon the occurrence of a Luannan Event of Loss or a Luannan Expropriation Event for which the Luannan Casualty Proceeds or Luannan Expropriation Proceeds and repayments of the Issuer Loan and the Shareholder Loans exceed the aggregate principal amount of the outstanding Senior Secured Notes, and any applicable interest (including Liquidated Damages and Additional Amounts, if any) thereon, the Issuer may, at its option, determine not to rebuild, repair or restore the Luannan Facility. Upon such a determination, such Luannan Casualty Proceeds or Luannan Expropriation Proceeds and repayments of the Issuer Loan and the Shareholder Loans resulting from such Luannan Event of Loss or Luannan Expropriation Event must be used to redeem, in whole, but not in part, the outstanding Senior Secured Notes. The redemption date may be any date during the 90-day period following the date of the Issuer's determination not to rebuild, repair or restore the Luannan Facility (taking into account the notice requirements set forth in the Original Indenture).

            (iv) Upon the payment of performance liquidated damage payments under the Luannan EPC Contract, the amount of performance liquidated damages paid, which are required to  be  applied  to  payment of  the  Issuer  Loan  and  the
     Shareholder Loans, will be applied pro rata to the redemption of the Senior Secured Notes. The redemption date may be any date during the 90-day period following the date of receipt by the Issuer of any such repayment of the Issuer Loan (taking into account the notice requirements set forth in the Original Indenture).

             (v) Upon the occurrence of a Domestic Project Event that results in Domestic Project Event Proceeds, after the amounts of such proceeds have been used to fulfill any and all mandatory redemption or mandatory repayment obligations pursuant to (a) the PFC Indenture and (b) the debt instrument or instruments governing the project level financing of such Domestic Project, any and all excess proceeds shall be applied pro rata to the redemption of the Senior Secured Notes. The redemption date may be any date during the 90-day period following the date of the Issuer's receipt of such proceeds from the Company (taking into account the notice requirements set forth in the Original Indenture).

            (vi) Upon the occurrence of a Permitted Project Event that results in Permitted Project Event Proceeds, after the amounts of such proceeds have been used to fulfill any and all mandatory redemption or mandatory repayment obligations pursuant to, as the case may be, the PFC Indenture or the debt instrument or instruments governing the project level financing (or additional Senior Indebtedness issued solely to finance such Permitted Project) of such Permitted Project, any and all excess proceeds shall be applied pro rata to the redemption of the Senior Secured Notes and, to the extent that any other instrument governing any additional Senior Indebtedness of the Company and the Issuer outstanding at the date of the Mandatory Redemption so requires, to the redemption of such additional Senior Indebtedness. The redemption date may be any date during the 90-day period following the date of the Company's or the Issuer's receipt of such proceeds from such Permitted Project (taking into account the notice requirements set forth in the Original Indenture).

           (c) Redemption at Option of Holders. Upon the occurrence of certain events described below, the Issuer shall be obligated to make an offer to redeem pro rata the outstanding Senior Secured Notes at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the redemption date:

            (i) Upon the occurrence of an Approval Event of Default or a County Partners Event of Default that has had or is reasonably likely to have a Material Adverse Effect, the Issuer shall be obligated to make a Mandatory Redemption Offer using any and all available monies to effect such Mandatory Redemption Offer (such amounts to include, but not be limited to, all amounts in the Company Funds, all amounts in the Issuer Funds and all amounts available to the Issuer or the Company through the enforcement of the Collateral). The redemption date for such a redemption may be any date during the 90-day period following the date of the Approval Event of Default or the County Partners Event of Default (taking into account the notice requirements set forth in the Original Indenture).

            (ii) If the Luannan Facility Construction Cost is less than the Projected Luannan Facility Construction Cost, after using such excess funds to fund any deficits in the Issuer Funds, and if any excess funds are remaining and the amount of such excess funds equals or exceeds $1,000,000, the Issuer shall be obligated to use such excess funds to make a Mandatory Redemption Offer to the Holders of the Senior Secured Notes. The redemption date for such a redemption may be any date during the 90-day period following the date of the Issuer's final calculation of the Luannan Facility Construction Cost (taking into account the notice requirements set forth in the Original Indenture).

           (d) Redemption for Taxation Reasons. The Senior Secured Notes may be redeemed, at the option of the Issuer or the Company, as the case may be, in whole but not in part, at any time upon giving not less than 30 nor more than 60 days' notice to the Holders (which notice shall be irrevocable), at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest and premium, if any, to the date fixed by the Issuer or the Company, as the case may be, for redemption (a "Tax Redemption Date") and all Additional Amounts, if any, then due and which shall become due on the Tax Redemption Date as a result of the redemption or otherwise, if the Issuer or the Company, as the case may be, determines that, as a result of
(i) any change in, or amendment to, the laws or treaties (or any regulations or rulings promulgated thereunder) of the Cayman Islands or the United States (or any political subdivision or taxing authority thereof) which change or amendment becomes effective on or after the date hereof; or (ii) any change in position regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which change in application, administration or interpretation becomes effective on or after the date hereof, the Issuer or the Company, as the case may be, is, or on the next interest payment date would be, required to pay Additional Amounts, and the Issuer or the Company, as the case may be, determines that such payment obligation cannot be avoided by the Issuer or the Company, as the case may be, taking reasonable measures.

           Notwithstanding the foregoing, no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer or the Company, as the case may be, would be obligated to make such payment or withholding if a payment in respect of the Senior Secured Notes or the Senior Secured Notes Guarantee, as the case may be, were then due. Prior to the publication or, where relevant, mailing of any notice of redemption of the Senior Secured Notes pursuant to the foregoing, the Issuer or the Company, as the case may be, shall deliver to the Trustee or the Company Indenture Trustee, as the case may be, an opinion of a tax counsel reasonably satisfactory to such trustee or trustees to the effect that the circumstances referred to above exist. The Trustee or the Company Indenture Trustee, as the case may be, shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

           Section 2.6  Luannan Expropriation Event; Luannan Event
of  Loss.   (a)   If  a  Luannan Event  of  Loss,  or  a  Luannan
Expropriation Event shall occur the Issuer shall, or shall  cause
the   Joint   Ventures  to,  diligently  pursue  all  rights   to
compensation against the appropriate party as set forth below and, as soon as reasonably practicable, but no later than fifteen
(15) days after the date of receipt by any Joint Venture, Pan-Western or the Issuer of Luannan Casualty Proceeds or Luannan Expropriation Proceeds, as the case may be, the Issuer shall make a reasonable good faith determination as to whether (i) the Luannan Facility can be rebuilt, repaired or restored to permit operation of the entire Luannan Facility or a portion thereof on a Commercially Feasible Basis, and (ii) the Luannan Casualty Proceeds or Luannan Expropriation Proceeds, as the case may be, together with any related repayments of the Issuer Loan  and  the
Shareholder Loans and any other amounts that the Issuer and its Affiliates and the County Partners in their sole discretion are willing to commit to such rebuilding, repair or restoration are sufficient to permit such rebuilding, repair or restoration of the Luannan Facility. The determination of the Issuer shall be evidenced by an Officer's Certificate filed with the Trustee which, in the event the Issuer determines that the Luannan Facility can be rebuilt, repaired or restored to permit operation of the entire Luannan Facility or a portion thereof on a
Commercially  Feasible  Basis  and  that  the  Luannan   Casualty
Proceeds or Luannan Expropriation Proceeds, as the case  may  be, together with any related repayments of the Issuer Loan  and  the
Shareholder Loans and any other amounts that the Issuer and its Affiliates and the County Partners in their sole discretion are willing to commit to such rebuilding, repair or restoration are sufficient, shall also, if required pursuant to Section 4.8 of
the   Original  Indenture,  contain  a  Restoration  Budget   and
Restoration Progress Payments Schedule prepared by the Issuer detailing reasonable good faith estimates of the total cost of
such   rebuilding,   repair   or  restoration.    The   Officer's
Certificate  shall  be  accompanied  by  a  certificate   of   an
Authorized Representative of the Luannan Facility Engineer dated within five (5) days of the date of the Officer's Certificate, stating that, based upon reasonable investigation and review of the determination made by the Issuer, the Luannan Facility Engineer believes the determination and the estimate of the total cost, if any, set forth in the Officer's Certificate to be reasonable and, if such Officer's Certificate also contains a Restoration Budget and Progress Payments Schedule, that such Restoration Budget and Progress Payments Schedule are reasonable and achievable.

           (b) In the event that a determination is made pursuant to clause (a) above with respect to the Luannan Facility:

            (i)   that  the Luannan Facility cannot  be  rebuilt,
     repaired or restored to permit operation of the entire Luannan Facility on a Commercially Feasible Basis or that the Luannan Casualty Proceeds or Luannan Expropriation Proceeds together with any related repayments of the Issuer Loan and the Shareholder Loans and any other amounts that the Issuer and its Affiliates and the County Partners in their sole discretion are willing to commit to such rebuilding, repair or restoration are not sufficient to permit such rebuilding, repair or restoration, then, unless clause (iii) below hereof applies, the Trustee shall apply all of the Luannan Casualty Proceeds or Luannan
     Expropriation Proceeds, as the case may be and related repayments of the Issuer Loan and the Shareholder Loans segregated in the Issuer Revenue Fund in accordance with
     Section 4.1(a) of the Original Indenture to redeem the Senior Secured Notes Outstanding in accordance with Section 2.5(b)(i);

           (ii) that the Luannan Facility can be rebuilt, repaired or restored to permit operation of the entire Luannan Facility on a Commercially Feasible Basis and that the Luannan Casualty Proceeds or Luannan Expropriation Proceeds together with any other related repayments of the Issuer Loan and the Shareholder Loans and any other amounts that the Issuer and its Affiliates and the County Partners in their sole discretion are willing to commit to such rebuilding, repair or restoration are sufficient to permit such rebuilding, repair or restoration, all of the Luannan Casualty Proceeds or Luannan Expropriation Proceeds, as the case may be, and the related repayments of Issuer Loan and the Shareholder Loans segregated in the Issuer Revenue Fund in accordance with Section 4.1(a), shall be transferred from the Issuer Revenue Fund and, together with any repayment of the Issuer Loan and the Shareholder Loans, shall be deposited in the Restoration Fund in accordance with Section 4.8. Upon completion of any rebuilding, repair or restoration of the Luannan Facility, the excess, if any, of the remaining Luannan Casualty Proceeds or Luannan Expropriation Proceeds, as the case may be and the related repayments of the Issuer Loan and the Shareholder Loans over the amounts to be retained in the Luannan Restoration Fund in accordance with Section 4.8(d) of the Original Indenture, shall be distributed in accordance with Section 4.8(d) of the Original Indenture.

           (iii) that the Luannan Facility can only be rebuilt, repaired or restored to permit operation of a portion of the Luannan Facility on a Commercially Feasible Basis and that the Luannan Casualty Proceeds or Luannan Expropriation Proceeds together with any related repayments of the Issuer Loan and the Shareholder Loans and any other amounts that the Issuer and its Affiliates and the County Partners in their sole discretion are willing to commit to such rebuilding, repair or restoration are sufficient to permit such rebuilding, repair or restoration, all of the Luannan Casualty Proceeds or Luannan Expropriation Proceeds, as the case may be, and the related repayments of the Issuer Loan and the Shareholder Loans and together with such other amounts that the Issuer and its Affiliates and the County Partners in their sole discretion are willing to commit to such rebuilding, repair or restoration as segregated in the Issuer Revenue Fund in accordance with Section 4.1(a) of the Original Indenture shall be transferred from the Issuer Revenue Fund and deposited in the Luannan Facility Restoration Fund in accordance with Section
     4.8 of the Original Indenture. Upon completion of any rebuilding, repair or restoration of the Luannan Facility, the excess, if any, of the remaining Luannan Casualty Proceeds or Luannan Expropriation Proceeds, as the case may be, and the related repayments of the Issuer Loan and the Shareholder Loans over the amounts to be retained in the Luannan Facility Restoration Fund in accordance with Section 4.8(d) of the Original Indenture, shall be distributed in accordance with
     Section 4.8(d) of the Original Indenture.

           (c)   Notwithstanding  any  other  provision  of  this
Section 2.6, in the event the Luannan Casualty Proceeds or Luannan Expropriation Proceeds, as the case may be, from a Luannan Event of Loss or a Luannan Expropriation Event do not exceed $500,000 in the aggregate, the Issuer shall not have to comply with the provisions of the third sentence of clause (a) hereof requiring the delivery of a certificate of an Authorized Representative of the Luannan Facility Engineer and the Luannan Casualty Proceeds or Luannan Expropriation Proceeds (segregated in the Issuer Revenue Fund in accordance with Section 4.1(a) of the Original Indenture), as the case may be, shall be paid to the Joint Ventures for payment of the cost of rebuilding, repair or restoration.

          (d) In the event that the Luannan Casualty Proceeds or Luannan Expropriation Proceeds and the related repayments of the Issuer Loan and the Shareholder Loans from a Luannan Event of Loss or a Luannan Expropriation Event, as the case may be, exceeds the principal amount of the Senior Secured Notes Outstanding, and any applicable interest thereon (including Liquidated Damages and Additional Amounts, if any), the Issuer, at its option, may determine not to rebuild, repair or restore the Luannan Facility. Upon delivery of an Officer's Certificate to the Trustee certifying that the Issuer will not rebuild, repair or restore the Luannan Facility, all Luannan Casualty Proceeds or Luannan Expropriation Proceeds (segregated in the
Issuer Revenue Fund in accordance with Section 4.1(a) of the Original Indenture), as the case may be, shall be distributed in accordance with Article 4 and the Trustee shall redeem the Senior Secured Notes Outstanding in whole, but not in part, in accordance with Section 2.5(b)(iii).

            (e) If a Luannan Event of Loss or Luannan Expropriation Event shall occur, the Issuer shall (A) diligently pursue all its rights to compensation against any Person with respect to such Luannan Event of Loss or Luannan Expropriation Event and, with respect to a Luannan Event of Loss (1)
compromise, settle or consent to the settlement of any claim against any Person with respect to such Luannan Event of Loss in accordance with the provisions of Section 7.10 of the Senior Secured Notes Indenture and (2) hold all Luannan Casualty Proceeds (including instruments) received in respect of any Luannan Event of Loss (after deducting all reasonable expenses incurred by it in litigating, arbitrating, compromising, settling or consenting to the settlement of any claims) in trust for the benefit of the Trustee segregated from other funds of the Issuer and promptly deposit all such Luannan Casualty Proceeds in the Issuer Revenue Fund, segregated from all other moneys pending the determination pursuant to clause (a) hereof.

          Section 2.7 Withholding Taxes. (a) All payments made by the Issuer on the Senior Secured Notes (whether or not in the form of definitive Senior Secured Notes) or payments made by the Company with respect to the Senior Secured Notes Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (collectively, "Taxes") imposed or levied by or on behalf of the Cayman Islands, the United States or any political subdivision thereof or any authority having power to tax therein (each a "Tax Authority"), unless the withholding or deduction of such Taxes is then required by law. If any deduction or withholding for, or on account of, any Taxes of any Tax Authority, shall at any time be required on any payments for, or on account of, any payments made by the Issuer with respect to the Senior Secured Notes, including payments of principal, redemption price, interest or premium, or payments made by the Company with respect to the Senior Secured Notes Guarantee, the Issuer or the Company, as the case may be, will pay such additional amounts (the "Additional Amounts") as may be necessary in order that the net amounts received in respect of such payments by the Holders of the Senior Secured Notes or the Trustees, as the case may be, after such withholding or deduction, equal the respective amounts which would have been received in respect of such payments in the absence of such withholding or deduction; except that no such Additional Amounts will be payable with respect to:

             (i) any payments on a Senior Secured Note held by or on behalf of a Holder or beneficial owner who is liable for such Taxes in respect of such Senior Secured Note by reason of the Holder or beneficial owner having some connection with the Cayman Islands or the United States (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the Cayman Islands or the United States) other than by the mere holding of such Senior Secured Note or enforcement of rights thereunder or the receipt of payments in respect thereof;

            (ii) any Taxes that are imposed or withheld where such withholding or imposition is by reason of the failure of the Holder or beneficial owner to comply with a request by the Issuer or the Company, as the case may be, to satisfy any certification, identification or other reporting requirement which the Holder or beneficial owner is legally able to satisfy and which is required or imposed by statute, treaty, regulation, or administrative practices of the taxing jurisdiction as a precondition to exemption from all or part of such Taxes; or

           (iii) any Senior Secured Note presented for payment (where presentation is required) more than 30 days after the relevant payment is first made available for payment to the Holder except to the extent that the Holder would have been entitled to such Additional Amounts on presenting such Senior Secured Note for payment on the last day of such period of 30 days.

Additional Amounts shall not be payable where, had the beneficial owner of the Senior Secured Note been the Holder of the Senior Secured Note, he would not have been entitled to payment of Additional Amounts by reason of Sections 2.7(a)(i)-(iii) herein.

           (b) Upon request, the Issuer or the Company, as the case may be, shall provide the Trustees with documentation satisfactory to the Trustees evidencing the payment of Additional Amounts. Copies of such documentation will be made available to the Holders upon request.

           Section .8 Calculation of Original Issue Discount. The Issuer shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on the Senior Secured Notes as of the end of such year, if any.

                           ARTICLE III

                         MISCELLANEOUS

          Section III.1 Use of Proceeds. The proceeds from the sale of the Senior Secured Notes will be used by the Issuer: (a) to make a deposit in the Senior Secured Notes Capitalized Interest Fund in the amount of $48,122,778; (b) to make a deposit in the Senior Secured Notes Debt Service Reserve Fund in the amount of $9,700,000; (c) to pay certain closing costs (including transaction fees, commissions and expenses) incurred in connection with the Offering of the Senior Secured Notes and related Senior Secured Notes Guarantee, of $6,688,956 (which amount includes fees and expenses of the Initial Purchaser pursuant to the agreement between the Issuer and the Initial Purchaser); and (d) to make a deposit in the Luannan Facility Construction Fund in the amount of $80,513,354. This amount, plus interest thereon and other income expected to be received by the Issuer during construction, will be used by the Issuer to make the Issuer Loan to Pan-Western. Pan-Western will use the proceeds of the Issuer Loan to make the JV Equity Contributions and the Shareholder Loans to each of the four Joint Ventures. The Joint Ventures will use the proceeds of the JV Equity Contributions and Shareholder Loans, together with capital contributions from the County Partners in the amount of $5.7 million, to develop and construct the Luannan Facility.

         Section III.2 Closing Costs. Upon Closing the Company will pay the costs referred to in Section 3.1(c) and will deliver to the Trustee an Officer's Certificate certifying as to the closing costs incurred and paid.

         Section III.3 Execution of Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

         Section III.4 Concerning the Trustee. The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Issuer, and makes no representations as to the validity or sufficiency of this First Supplemental Indenture and shall incur no liability or responsibility in respect of the validity thereof.

          Section  III.5   Project  Engineer.   The  Issuer  has
appointed Parsons Brinkerhoff as the Luannan Facility Engineer.

          Section III.6 Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           Section III.7 Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE AND THE SENIOR SECURED NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TRUST INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY
CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          Section III.8 Appointment of Agent for Service of Process. By the execution and delivery of this First Supplemental Indenture, the Issuer irrevocably designates, appoints and empowers CT Corporation Systems, at 1633 Broadway, New York, N.Y. 10019 as its authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York.

      IN  WITNESS  WHEREOF, the parties have  caused  this  First
Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              PANDA GLOBAL ENERGY COMPANY


                              By:
                                    Name:
                                    Title:



                              BANKERS TRUST COMPANY, as Trustee


                              By:
                                    Name:
                                    Title:



                           Exhibit A

  FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
     FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE



           Re:   12-1/2% Senior Secured Notes due 2004 of  Panda
Global Energy Company (the "Issuer")

           Reference is hereby made to the Indenture, dated as of April 22, 1997, among the Issuer, Bankers Trust Company, as trustee, and the First Supplemental Indenture thereto, dated April 22, 1997 (collectively, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

           This letter relates to $_______ principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. _________) and held with the Depositary in the name of ____________________________ (the "Transferor"). The Transferor
has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP No. _________), which amount, immediately after such transfer, is to be held with the Depositary.

           In connection with such request and in respect of such Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

(1) The offer of the Notes was not made to a person in the United States;

(2)  either:

                      (a)    at  the  time  the  buy  order   was
               originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

                     (b)  the transaction was executed in, on  or
               through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary.

           Upon giving effect to this request to exchange a beneficial interest in a Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Notes, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Note.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


__________________________
[Insert Name of Transferor]

                                        By:______________________
                                        Name:
                                        Title:

Dated:                      ,


                           Exhibit B

      CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
     FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE



          Re: 12-1/2% Senior Secured Notes due 2004 of Panda Global Energy Company (the "Issuer")

           Reference is hereby made to the Indenture, dated as of April 22, 1997, between the Issuer and Bankers Trust Company, as trustee, and the First Supplement Indenture thereto, dated April 22, 1997 (collectively, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

           This letter relates to $_______ principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CUSIP No. _______) and held with the Depositary in the name of ____________________________ (the "Transferor"). The
Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. _______), to be held with the Depositary.

           In connection with such request and in respect of such Notes, the Transferor hereby certifies that:

                          [CHECK ONE]

               such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                               or

               such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                               or

                such transfer is being effected pursuant to an effective registration statement under the Securities
          Act;

                               or

                such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuer and to the Security Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United
States.

           Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in Rule 144A Global Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Rule 144A or Regulation S under the Securities Act.



__________________________
[Insert Name of Transferor]


                                        By:
                                        Name:
                                        Title:
Dated:  _____________, _____



                           Exhibit C

      CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                     OF CERTIFICATED NOTES



          Re: 12-1/2% Senior Secured Notes due 2004 of Panda Global Energy Company (the "Issuer")

           Reference is hereby made to the Indenture, dated as of April 22, 1997, between the Issuer and Bankers Trust Company, as trustee, and the First Supplement Indenture thereto, dated April 22, 1997 (collectively, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

           In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the
"Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                          [CHECK ONE]

                the Surrendered Notes are being acquired for the Transferor's own account, without transfer;

                               or

               the Surrendered Notes are being transferred to the Issuer;

                               or

                 the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                               or

                the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities
          Act;

                               or

                 the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                               or

                such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuer and to the Security Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


__________________________
[Insert Name of Transferor]



                                     By:________________________
                                        Name:
                                        Title:
Dated:  _____________, _____


                           Exhibit D

      CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM GLOBAL NOTE TO CERTIFICATED NOTE



           Re:   12-1/2% Senior Secured Notes due 2004 of the  Panda
Global Energy Company (the "Issuer")

           Reference is hereby made to the Indenture, dated as of April 22, 1997, between the Issuer and Bankers Trust Company, as trustee, and the First Supplemental Indenture thereto, dated April 22, 1997 (collectively, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

           This letter relates to $_______ principal amount of Notes which are evidenced by one or more [Rule 144A Global Notes (CUSIP No. _______)] [Regulation S Permanent Global Note (CUSIP No. _______)] [Registered Global Note (CUSIP No._____)] and held with the Depositary in the name of ____________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Certificated Notes (CUSIP No. ________), which Notes, immediately after such transfer, are to be delivered to the transferor at the address set forth below.

           In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the
"Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                          [CHECK ONE]


               the Surrendered Notes are being transferred to the beneficial owner of such Notes;

                               or

                 the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                               or

                the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities
          Act;

                               or

                 the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                               or

                such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuer and to the Security Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Rule 144A or Regulation S under the Securities Act.


__________________________
[Insert Name of Transferor]


                                        By:
                                        Name:
                                        Title:
Dated:  _____________, _____


__________________________
[Address of Transferor]


__________________________



                           Exhibit E

      CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM CERTIFICATED NOTE TO GLOBAL NOTE


           Re:   12-1/2% Senior Secured Notes due 2004 of the  Panda
Global Energy Company (the "Issuer")

           Reference is hereby made to the Indenture, dated as of April 22, 1997, between the Issuer and Bankers Trust Company, as trustee, and the First Supplement Indenture thereto, dated April 22, 1997 (collectively, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

           In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the
"Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                          [CHECK ONE]


               the Surrendered Notes are being transferred to the beneficial owner of such Notes;

                               or

                 the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                               or

                the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities
          Act;

                               or

                the Surrendered Notes are being transferred in a transaction permitted by Rule 904 under the Securities
          Act;

                               or

                 the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                               or

                such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuer and to the Security Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Rule 144A or Regulation S under the Securities Act.


__________________________
[Insert Name of Transferor]


                                        By:
                                        Name:
                                        Title:
Dated:  _____________, _____


cc:  Imperial Credit Industries, Inc.


                           EXHIBIT F


               FORM OF FACE OF CERTIFICATED NOTE

[THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT: (A) SUCH NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES
ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.]

[ABOVE  LEGEND  TO BE INCLUDED ON TRANSFER RESTRICTED  SECURITIES
ONLY]
                  PANDA GLOBAL ENERGY COMPANY

               12-1/2% SENIOR SECURED NOTES DUE 2004

[Principal amount]                            No. [serial number]
Nominal unit value: [     ]             Cusip No. [             ]

           PANDA GLOBAL ENERGY COMPANY, a Cayman Islands exempted company (the "Issuer"), for value received, hereby promises to pay to ___________________, or registered assigns on each date (each a "Principal Payment Date") set forth on the schedule attached hereto as Schedule A (the "Amortization Schedule") the principal sum corresponding to such Principal Payment Date set forth on the Amortization Schedule, or on such earlier date as the entire principal hereof may become due in accordance with the provisions hereof. The Issuer further unconditionally promises to pay interest (including Liquidated Damages and Additional Amounts, if any) in arrears on April 15 and October 15 of each year, commencing October 15, 1997, on any outstanding portion of the unpaid principal amount hereof at 12-1/2% per annum to the person in whose name this Note is registered on the April 1 and October 1, respectively, next preceding such Interest Payment Date. Interest (including Liquidated Damages and Additional Amounts, if any) shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the date of original issuance, until payment of said principal sum has been made or duly provided for. Such payments shall be made exclusively in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

           The statements in the legend set forth above, if any, are an integral part of the terms of this Note and by acceptance hereof the holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

          This Certificated Note is issued in respect of an issue of U.S.$155,200,000 aggregate principal amount of 12-1/2% Senior Secured Notes due 2004 of the Issuer and is governed by the Trust Indenture dated as of April 22, 1997 and the First Supplemental Indenture dated as of April 22, 1997 (the "Indenture"), between the Issuer and Bankers Trust Company, as trustee (the "Trustee"), the terms of which Indenture are incorporated herein by reference. This Certificated Global Note shall, except as otherwise stated in the Indenture, be entitled to the same benefits as other Notes under the Indenture.

           Reference is made to the further provisions set forth under the Terms and Conditions of the Notes endorsed on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:
                             PANDA  GLOBAL ENERGY COMPANY

                         By: ___________________________________
                         Name:
                         Title:


                 Certificate of Authentication


           This is one of the Certificated Notes described in the within-mentioned Indenture.


                              BANKERS TRUST COMPANY, as Trustee



                           By: ___________________________________


Authorized Officer

                           Schedule A


          Semi-annual                          Principal
          Payment Date                     Amount Repaid
          October 15, 2000
          April 15, 2001
          October 15, 2001
          April 15, 2002
          October 15, 2002
          April 15, 2003
          October 15, 2003
          April 15, 2004


                           EXHIBIT G

             FORM OF FACE OF RULE 144A GLOBAL NOTE


                                              CUSIP NO. [       ]

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New
York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co.
or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  PANDA GLOBAL ENERGY COMPANY

               12-1/2% Senior Secured Note due 2004

Nominal unit value: [     ]                   No. [serial number]

THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
SECTION 5 OF THE UNITED STATES SECURITIES ACT OF  1933,
AS   AMENDED  (THE  "SECURITIES  ACT"),  AND  THE  NOTE
EVIDENCED  HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED  OR
OTHERWISE   TRANSFERRED  IN   THE   ABSENCE   OF   SUCH
REGISTRATION  OR  AN  APPLICABLE  EXEMPTION  THEREFROM.
EACH  PURCHASER OF THE NOTE EVIDENCED HEREBY IS  HEREBY
NOTIFIED  THAT  THE  SELLER  MAY  BE  RELYING  ON   THE
EXEMPTION  FROM  THE PROVISIONS OF SECTION   5  OF  THE
SECURITIES  ACT PROVIDED BY RULE 144A THEREUNDER.   THE
HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT: (A) SUCH NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL
BUYER AS DEFINED IN RULE 144A UNDER THE SECURITIES  ACT
IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(b)  IN A TRANSACTION MEETING THE REQUIREMENTS OF  RULE
144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR
(d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND
BASED  UPON  AN  OPINION OF COUNSEL IF  THE  ISSUER  SO
REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY
STATE  OF  THE  UNITED STATES OR ANY  OTHER  APPLICABLE
JURISDICTION;  AND  (B)  THE  HOLDER  WILL,  AND   EACH
SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY  PURCHASER
FROM IT OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

PANDA GLOBAL ENERGY COMPANY, a Cayman Islands exempted
company  (the  "Issuer"), for  value  received,  hereby
promises  to pay to Cede & Co. ("CEDE"), or  registered
assigns on each date (each a "Principal Payment  Date")
set forth on the schedule attached hereto as Schedule B
(the   "Amortization  Schedule")  the   principal   sum
corresponding to such Principal Payment Date set  forth
on the Amortization Schedule or such amount as shall be
the   portion  of  the  outstanding  principal   amount
represented  by  this  Note after (i)  subtracting  the
aggregate  principal amount of any  Certificated  Notes
(as  defined in the Indenture referred to below) issued
upon  transfer  of  or in exchange  for  a  portion  or
portions   hereof,  (ii)  subtracting   the   aggregate
principal  amount  by  which  the  aggregate  principal
amount  of the Regulation S Global Note (as defined  in
the Indenture referred to below) is increased following
a  transfer  of  a  portion or portions  hereof  for  a
resulting  portion  or portions  of  the  Regulation  S
Global  Note,  (iii)  adding  the  aggregate  principal
amount  by which the aggregate principal amount of  the
Regulation  S  Global  Note is  decreased  following  a
transfer  of a portion or portions of the Regulation  S
Global  Note for a resulting portion or portions hereof
and  (iv) adding the aggregate principal amount of  any
Certificated Notes canceled upon transfer  or  exchange
for  a  resulting portion or portions hereof, on  April
15,  2004,  or  on such earlier date as  the  principal
hereof may become due in accordance with the provisions
hereof.  The Issuer further unconditionally promises to
pay   interest   (including  Liquidated   Damages   and
Additional Amounts, if any) in arrears on April 15  and
October  15 of each year, commencing October 15,  1997,
on  any  outstanding  portion of the  unpaid  principal
amount hereof at 12-1/2% per  annum to  the  person  in
whose name this Note is registered on the  April  1 and
October 1,  respectively, next  preceding such Interest
Payment Date. Interest (including Liquidated damages
and Additional Amounts, if any) shall accrue  from  and
including  the most recent date to which  interest  has
been paid or duly provided for, or, if no interest  has
been  paid  or  duly provided for,  from  the  date  of
original issuance, until payment of said principal  sum
has  been  made or duly provided for.  This  being  the
Rule  144A  Global  Note (as defined in  the  Indenture
referred  to  below)  deposited  with  DTC  acting   as
depositary,  and  registered in the  name  of  CEDE,  a
nominee of DTC, CEDE, as holder of record of this  Rule
144A Global Note, shall be entitled to receive payments
of   principal,   premium   and   interest   (including
Liquidated  Damages and Additional  Amounts,  if  any),
other  than principal, premium and interest due at  the
maturity   date,   by  wire  transfer  of   immediately
available funds. Such payment shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

The statements set forth in the legend set forth above are an integral part of the terms of this Rule 144A
Global Note and by acceptance hereof each holder of this Rule 144A Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Rule 144A Global Note is issued in respect of an issue of U.S.$155,200,000 principal amount of 12-1/2%
Senior Secured Notes due 2004 of the Issuer and is governed by the Trust Indenture dated as of April 22, 1997 and the First Supplemental Indenture dated as of April 22, 1997 (the "Indenture"), between the Issuer and Bankers Trust Company, as trustee (the "Trustee"), the terms of which Indenture are incorporated herein by reference. This Rule 144A Global Note shall, except as otherwise stated in the Indenture, be entitled to the same benefits as other Notes under the Indenture.

The Issuer hereby irrevocably undertakes to the holder hereof to exchange this Rule 144A Global Note in accordance with the terms of the Indenture as a whole or in part without charge upon request of such holder for Certificated Notes, or a portion or portions of the Regulation S Global Note, upon delivery hereof to the Trustee together with any certificates, letters or writings required by the Indenture. Upon any exchange or transfer of all or a portion of this Rule 144A
Global Note for Certificated Notes, or a portion or portions of the Regulation S Global Note, or upon any exchange or transfer of Certificated Notes or a portion or portions of the Regulation S Global Note for an interest in this Rule 144A Global Note, in accordance with the terms of the Indenture, this Rule 144A Global
Note shall be endorsed on Schedule A hereto to reflect the change of the principal amount evidenced hereby as provided for in the Indenture.


         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                             PANDA GLOBAL ENERGY COMPANY


                             By: __________________________________
                             Name:
                             Title:


                 CERTIFICATE OF AUTHENTICATION

         This is the Rule 144A Global Note described in the within-mentioned Indenture.


BANKERS TRUST COMPANY, as Trustee


By:  _______________________________



                           Schedule A

 Date       Principal amount    Remaining         Notation
            of Certificated     Principal Amount  Made By
            Notes or            of this Rule 144A
            Regulation S        Global Note
            Global Note
            exchanged or
            transferred for,
            or issued in
            exchange for or
            upon transfer of,
            an interest in
            this Rule 144A
            Global Note











                           Schedule B


Semi-annual                                    Principal
Payment Date                               Amount Repaid
October 15, 2000
April 15, 2001
October 15, 2001
April 15, 2002
October 15, 2002
April 15, 2003
October 15, 2003
April 15, 2004


                           EXHIBIT H

            FORM OF FACE OF REGULATION S GLOBAL NOTE

                                        Cusip No. [             ]

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New
York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co.
or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  PANDA GLOBAL ENERGY COMPANY

                12-1/2% Senior Secured Note due 2004

Nominal unit value: [      ]                  No. [serial number]

THE SENIOR SECURED NOTES (AND SENIOR SECURED NOTES GUARANTEE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR
ANY  STATE  SECURITIES LAWS, AND MAY NOT BE OFFERED  OR
SOLD   EXCEPT  PURSUANT  TO  AN  EXEMPTION   FROM   THE
REGISTRATION  REQUIREMENTS OF THE  SECURITIES  ACT  AND
APPLICABLE  STATE  SECURITIES LAWS.   ACCORDINGLY,  THE
SENIOR   SECURED  NOTES  (AND  SENIOR   SECURED   NOTES
GUARANTEE)  OFFERED HEREBY ARE BEING OFFERED  AND  SOLD
ONLY  TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED  IN
RULE  144A  UNDER  THE SECURITIES ACT),  TO  A  LIMITED
NUMBER   OF  INSTITUTIONAL  ACCREDITED  INVESTORS   (AS
DEFINED  IN  RULE  501  (a)(1),  (2),  (3)  OR  (7)  OF
REGULATION D UNDER THE SECURITIES ACT) AND OUTSIDE THE UNITED STATES IN RELIANCE ON REGULATION S UNDER THE
SECURITIES  ACT.   PROSPECTIVE  PURCHASERS  ARE  HEREBY
NOTIFIED  THAT SELLERS OF THE SENIOR SECURED NOTES  MAY
BE  RELYING  ON  THE EXEMPTION FROM THE  PROVISIONS  OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE  144A.
FOR CERTAIN RESTRICTIONS ON THE OFFER, SALE, RESALE AND DELIVERY OF THE SENIOR SECURED NOTES, SEE "NOTICE TO INVESTORS."

PANDA GLOBAL ENERGY COMPANY, a Cayman Islands company
(the "Issuer"), for value received, hereby promises  to
pay  to  Cede & Co. ("CEDE"), or its registered assigns
on  each  date (each a "Principal Payment  Date"),  set
forth  on  the schedule attached hereto as  Schedule  B
(the   "Amortization  Schedule")  the   principal   sum
corresponding to such Principal Payment Date set  forth
on  the  Amortization Schedule or such amount as  shall
the   portion  of  the  outstanding  principal   amount
represented  by  this  Note after (i)  subtracting  the
aggregate  principal amount of any  Certificated  Notes
(as  defined in the Indenture referred to below) issued
upon  transfer  of  or in exchange  for  a  portion  or
portions   hereof,  (ii)  subtracting   the   aggregate
principal  amount  by  which  the  aggregate  principal
amount of the Rule 144A Global Note (as defined in  the
Indenture  referred to below) is increased following  a
transfer  of  a  portion  or  portions  hereof  for   a
resulting  portion or portions of the Rule 144A  Global
Note,  (iii) adding the aggregate principal  amount  by
which  the aggregate principal amount of the Rule  144A
Global  Note  is decreased following a  transfer  of  a
portion or portions of the Rule 144A Global Note for  a
resulting  portion or portions hereof and  (iv)  adding
the  aggregate  principal amount  of  any  Certificated
Notes   canceled  upon  transfer  or  exchange  for   a
resulting  portion or portions hereof, on  October  15,
2004,  or on such earlier date as the principal  hereof
may  become  due  in  accordance  with  the  provisions
hereof.  The Issuer further unconditionally promises to
pay   interest   (including  Liquidated   Damages   and
Additional Amounts, if any) in arrears on April 15  and
October  15 of each year, commencing October 15,  1997,
on  any  outstanding  portion of the  unpaid  principal
amount hereof at 12-1/2% per annum to the person in  whose
name this Note is registered on the April 1 and October
1,  respectively, next preceding such Interest  Payment
Date.   Interest  (including  Liquidated  Damages   and
Additional  Amounts,  if any)  shall  accrue  from  and
including  the most recent date to which  interest  has
been paid or duly provided for, or, if no interest  has
been  paid  or  duly provided for,  from  the  date  of
original issuance, until payment of said principal  sum
has  been  made or duly provided for.  This  being  the
Regulation  S Global Note (as defined in the  Indenture
referred  to  below)  deposited  with  DTC  acting   as
depositary,  and  registered in the  name  of  CEDE,  a
nominee  of  DTC,  CEDE, as holder of  record  of  this
Regulation S Global Note, shall be entitled to  receive
payments   of   principal   and   interest   (including
Liquidated  Damages and Additional  Amounts,  if  any),
other  than principal, premium and interest due at  the
maturity   date,   by  wire  transfer  of   immediately
available funds. Such payment shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Regulation S Global Note is issued in respect of
an issue of U.S.$155,200,000 principal amount of 12-1/2%
Senior  Secured  Notes due 2004 of the  Issuer  and  is
governed  by the Trust Indenture dated as of April  22,
1997  and the First Supplemental Indenture dated as  of
April 22, 1997 (collectively, the "Indenture"), between
the  Issuer and Bankers Trust Company, as trustee  (the
"Trustee"),   the   terms  of   which   Indenture   are
incorporated  herein by reference.  This  Regulation  S
Global Note shall in all respects be entitled to the same benefits as other Notes under the Indenture.

The Issuer hereby irrevocably undertakes to the holder
hereof  to  exchange this Regulation S Global  Note  in
accordance with the terms of the Indenture as  a  whole
or  in  part without charge upon request of such holder
for  Certificated  Notes upon delivery  hereof  to  the
Trustee  together  with  any certificates,  letters  or
writings  required by the Indenture.  Upon any exchange
or  transfer  of all or a portion of this Regulation  S
Global  Note  for Certificated Notes or  a  portion  or
portions  of  the Rule 144A Global Note,  or  upon  any
exchange or transfer of Certificated Notes or a portion
or  portions  of  the  Rule 144A  Global  Note  for  an
interest   in  this  Regulation  S  Global   Note,   in
accordance with the terms of the Indenture, this Regulation S Global Note shall be endorsed on Schedule
A hereto to reflect the change of the principal amount evidenced hereby as provided for in the Indenture.


         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

PANDA GLOBAL ENERGY COMPANY


By:  ____________________________________
     Name:
     Title:



CERTIFICATE OF AUTHENTICATION

This is the Regulation S Global Note described in the within-mentioned Indenture.


BANKERS TRUST COMPANY, as Trustee


By:  ________________________________



                           Schedule A


 Date        Principal amount  Remaining          Notation
             of Certificated   Principal Amount   Made By
             Notes or Rule     of this
             144A Global Note  Regulation S
             exchanged or      Global Note
             transferred for,
             or issued in
             exchange for or
             upon transfer
             of, an interest
             in this
             Regulation S
             Global Note










                           Schedule B


Semi-annual                                    Principal
Payment Date                               Amount Repaid
October 15, 2000
April 15, 2001
October 15, 2001
April 15, 2002
October 15, 2002
April 15, 2003
October 15, 2003
April 15, 2004

                           EXHIBIT I

             FORM OF FACE OF REGISTERED GLOBAL NOTE


                                              CUSIP NO. [       ]

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New
York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co.
or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  PANDA GLOBAL ENERGY COMPANY

               12-1/2% Senior Secured Note due 2004

Nominal unit value: [     ]                   No. [serial number]

         PANDA GLOBAL ENERGY COMPANY, a Cayman Islands exempted
company  (the  "Issuer"), for  value  received,  hereby
promises  to pay to Cede & Co. ("CEDE"), or  registered
assigns on each date (each a "Principal Payment  Date")
set forth on the schedule attached hereto as Schedule B
(the   "Amortization  Schedule")  the   principal   sum
corresponding to such Principal Payment Date set  forth
on the Amortization Schedule or such amount as shall be
the   portion  of  the  outstanding  principal   amount
represented  by  this  Note after (i)  subtracting  the
aggregate  principal amount of any  Certificated  Notes
(as  defined in the Indenture referred to below) issued
upon  transfer  of  or in exchange  for  a  portion  or
portions   hereof,  (ii)  subtracting   the   aggregate
principal  amount  by  which  the  aggregate  principal
amount  of the Regulation S Global Note (as defined  in
the Indenture referred to below) is increased following
a  transfer  of  a  portion or portions  hereof  for  a
resulting  portion  or portions  of  the  Regulation  S
Global  Note,  (iii)  adding  the  aggregate  principal
amount  by which the aggregate principal amount of  the
Regulation  S  Global  Note is  decreased  following  a
transfer  of a portion or portions of the Regulation  S
Global  Note for a resulting portion or portions hereof
and  (iv) adding the aggregate principal amount of  any
Certificated Notes canceled upon transfer  or  exchange
for  a  resulting portion or portions hereof, on  April
15,  2004,  or  on such earlier date as  the  principal
hereof may become due in accordance with the provisions
hereof.  The Issuer further unconditionally promises to
pay interest (including Additional Amounts, if any)  in
arrears  on  April  15 and October  15  of  each  year,
commencing October 15, 1997, on any outstanding portion
of the unpaid principal amount hereof at 12-1/2% per annum
to  the person in whose name this Note is registered on
the April 1 and October 1, respectively, next preceding
such   Interest  Payment  Date.   Interest   (including
Additional  Amounts,  if any)  shall  accrue  from  and
including  the most recent date to which  interest  has
been paid or duly provided for, or, if no interest  has
been  paid  or  duly provided for,  from  the  date  of
original issuance, until payment of said principal  sum
has  been  made  or duly provided for.   This  being  a
Global Note (as defined in the Indenture referred to below) deposited with DTC acting as depositary, and registered in the name of CEDE, a nominee of DTC, CEDE, as holder of record of this Global Note, shall be entitled to receive payments of principal, premium and interest (including Liquidated Damages and Additional
Amounts, if any), other than principal, premium and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Global Note is issued in respect of an issue of
U.S.$155,200,000 principal amount of 12-1/2%  Senior
Secured Notes due 2004 of the Issuer and is governed by
the  Trust Indenture dated as of April 22, 1997 and the
First Supplemental Indenture dated as of April 22, 1997
(the "Indenture"), between the Issuer and Bankers Trust
Company, as trustee (the "Trustee"), the terms of which
Indenture  are incorporated herein by reference.   This
Global Note shall, except as otherwise stated in the Indenture, be entitled to the same benefits as other
Notes under the Indenture.

The Issuer hereby irrevocably undertakes to the holder
hereof to exchange this Global Note in accordance  with
the  terms  of  the  Indenture as a whole  or  in  part
without   charge  upon  request  of  such  holder   for
Certificated  Notes, or a portion or  portions  of  the
Regulation S Global Note, upon delivery hereof  to  the
Trustee  together  with  any certificates,  letters  or
writings  required by the Indenture.  Upon any exchange
or transfer of all or a portion of this Global Note for
Certificated  Notes, or a portion or  portions  of  the
Regulation  S  Global  Note, or upon  any  exchange  or
transfer of Certificated Notes or a portion or portions
of the Regulation S Global Note for an interest in this
Global  Note,  in  accordance with  the  terms  of  the
Indenture,  this  Global  Note  shall  be  endorsed  on
Schedule  A  hereto  to  reflect  the  change  of   the
principal amount evidenced hereby as provided for in the Indenture.


         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

PANDA GLOBAL ENERGY COMPANY


By: __________________________________
    Name:
    Title:



                 CERTIFICATE OF AUTHENTICATION

         This is a Global Note described in the within-mentioned
Indenture.


BANKERS TRUST COMPANY, as Trustee


By:  _______________________________


                           Schedule A

 Date       Principal amount    Remaining         Notation
            of Certificated     Principal Amount  Made By
            Notes, Rule 144A    of this Global
            Global Note or      Note
            Regulation S
            Global Note
            exchanged or
            transferred for,
            or issued in
            exchange for or
            upon transfer of,
            an interest in
            this Global Note













                           Schedule B


Semi-annual                                    Principal
Payment Date                               Amount Repaid
October 15, 2000
April 15, 2001
October 15, 2001
April 15, 2002
October 15, 2002
April 15, 2003
October 15, 2003
April 15, 2004



                           EXHIBIT J

                   [FORM OF REVERSE OF NOTES]
                      TERMS AND CONDITIONS

Aggregate Principal Amount of all Notes:            U.S.$155,200,000

Interest Rate:           12-1/2%

Interest Payment Dates:  April 15 and October 15
                         (commencing October 15, 1997)

Maturity Date:           April 15, 2004

          Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         (_)   Interest.  Panda Global Energy Company (the
"Issuer"),  promises  to  pay interest  on  the  unpaid
principal  amount of this Senior Secured  Note  at  the
rate of 12-1/2% per annum, which interest shall be payable
in  cash semiannually in arrears on each April  15  and
October  15, or if any such day is not a Business  Day,
on  the next succeeding Business Day (each an "Interest
Payment   Date");  provided  that  the  first  Interest
Payment  Date shall be October 15, 1997.   Interest  on
this Senior Secured Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(_)   Method of Payment.  On each Interest Payment Date
the  Issuer will pay interest to the Person who is  the
Holder of record of this Senior Secured Note as of  the
close  of  business on April 1 or October 1 immediately
preceding  such  Interest Payment Date,  even  if  this
Senior Secured Note is cancelled after such record date
and   on   or   before  such  Interest  Payment   Date.
Principal,  premium,  if any, and  interest  (including
Liquidated Damages and Additional Amounts, if  any)  on
this  Senior  Secured  Note  will  be  payable  at  the
corporate trust office of the Trustee or, in the  event
the  Senior  Secured Notes do not remain in  book-entry
form,  at the option of the Issuer, payment of interest
may  be  made by wire transfer or check mailed  to  the
Holder  of this Senior Secured Note at its address  set
forth  in  the  register of Holders of  Senior  Secured
Notes;  provided that all payments with respect to  the
Global  Notes  and Certificated Notes, the  Holders  of
which  have given wire transfer instructions  to  Panda
Global  Holdings,  Inc.  (the "Company")  at  least  10
Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(_)   Paying Agent and Registrar.  Initially, Bankers
Trust Company, the Trustee under a Trust Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or the Company or any other of the Issuer's or the Company's Subsidiaries may act in any such capacity.

(_)   Indenture.  The Issuer issued the Senior Secured
Notes  under  a Trust Indenture dated as of  April  22,
1997,   as   supplemented  by  the  First  Supplemental
Indenture   thereto  dated  as  of   April   22,   1997
(collectively, the "Indenture") between the Issuer  and
the Trustee.  The Company has issued the Senior Secured
Notes  Guarantee under a Trust Indenture  dated  as  of
April   22,   1997,  as  supplemented  by   the   First
Supplemental  Indenture thereto dated as of  April  22,
1997   (collectively,  the  "Company   Indenture"   and
together with the Indenture, the "Indentures")  between
the  Company and the Trustee.  The terms of the  Senior
Secured  Notes  and the Senior Secured Notes  Guarantee
include  those stated in the Indentures and those  made
part  of  the  Indentures  by reference  to  the  Trust
Indenture  Act  of  1939,  as  amended  (15  U.S.  Code
  77aaa-77bbbb).   The  Senior Secured  Notes  and  the
Senior Secured Notes Guarantee are subject to all such terms, and Holders are referred to the applicable
Indenture  and such Act for a statement of such  terms.
The Senior Secured Notes are senior secured obligations of the Issuer equal in an aggregate principal amount to $155,200,000 and will mature on April 15, 2004.

(_)   Ranking.  The Senior Secured Notes will be senior
obligations  of the Issuer ranking senior in  right  of
payment to all subordinated Indebtedness of the  Issuer
and  pari  passu with all other Senior Indebtedness  of
the  Issuer.  The Senior Secured Notes are  secured  by
security  interests in the Collateral in favor  of  the
Noteholders acting through the Trustee pursuant to  the
Collateral  Documents. Subject to the  satisfaction  of
the  applicable  covenants by  the  Issuer,  additional
Senior  Indebtedness may be issued by the  Issuer  from
time to time, which additional Senior Indebtedness will
share equally and ratably in certain of the Collateral.
The  Senior  Secured Notes are effectively subordinated
to   all   Indebtedness  and  other   liabilities   and
commitments  of  all Subsidiaries of the  Issuer.   Any
right   of  the  Issuer  to  receive  assets   of   its
Subsidiaries,  pursuant to the terms of the  Collateral
Documents upon liquidation or reorganization of any such entity (and the consequent right of the Holders of the Senior Secured Notes to participate in those assets) will be effectively subordinated to the claims of that entity's creditors, except to the extent that the Issuer is itself recognized as a creditor of such entity, in which case the claims of the Issuer would still be subordinate to any security in the assets of its Subsidiaries, and any Indebtedness thereof, senior to that held by the Issuer.

(_)   Optional Redemption.   (_)  The Senior Secured
Notes  are not redeemable at the Issuer's option  prior
to  April 15, 2002.  From and after April 15, 2002, the
Senior  Secured Notes will be subject to redemption  at
the  option of the Issuer, in whole or in part  at  the
redemption   prices   (expressed  as   percentages   of
principal  amount)  set forth below  plus  accrued  and
unpaid  interest  (including  Liquidated  Damages   and
Additional Amounts, if any) thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

    Year                                    Percentage

    2002                                      107.00%
    2003                                      103.50%
    2004                                      100.00%

(_) Notwithstanding the provisions of clause (a) of this Paragraph 6, prior to April 15, 2000 the Issuer may, at its option, on any one or more occasions, redeem up to $51,733,000 of the aggregate principal amount of the Senior Secured Notes at a redemption price equal to 113.0% of the principal amount thereof, plus accrued and unpaid interest, if any, (including
Liquidated Damages and Additional Amounts, if any) thereon to the redemption date, with the Net Cash
Proceeds of one or more Public Equity Offerings by the Company, Panda Energy International, Inc. or any direct or indirect parent of the Company; provided that (i) such Net Cash Proceeds used for the purposes of the optional redemption are contributed as equity to the Issuer and (ii) at least $103,467,000 of the originally issued principal amount of Senior Secured Notes must remain outstanding immediately after giving effect to such redemption.

(_)   Mandatory Redemption.  Upon  the  occurrence  of
events  described below, the outstanding Senior Secured
Notes (together with, as provided in clause (vi) below,
any   additional  Senior  Indebtedness  of  the  Issuer
outstanding  at the time of such Mandatory Redemption),
will  be  redeemed  pro  rata within  90  days  of  the
occurrence   of  such  events  (as  more   particularly
specified in the Indenture), at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest (including Liquidated
Damages and Additional Amounts, if any), if any, to the redemption date:

(i)    Upon the occurrence of a Luannan Event of Loss
or  Luannan  Expropriation Event that is determined  by
the Issuer to render the Luannan Facility incapable  of
being  rebuilt, repaired or restored so  as  to  permit
operation   of  the  entire  Luannan  Facility   on   a
Commercially  Feasible  Basis,  all  Luannan   Casualty
Proceeds and all Luannan Expropriation Proceeds and repayments of the Issuer Loan and the Shareholder Loans
(resulting  from such Luannan Event of Loss or  Luannan
Expropriation Event or otherwise) will be applied pro rata to the redemption of the Senior Secured Notes.

(ii) Upon the occurrence of a Luannan Event of Loss or Luannan Expropriation Event that is determined by the Issuer to render a portion of the Luannan Facility incapable of being rebuilt, repaired or restored, but permits the remaining portion of the Luannan Facility to be rebuilt, repaired or restored so as to permit operation of the remaining portion of the Luannan
Facility on a Commercially Feasible Basis (as confirmed by the Luannan Facility Engineer) such excess proceeds will be applied pro rata to the redemption of the Senior Secured Notes.

(iii)    Upon the occurrence of a Luannan Event of Loss
or  a Luannan Expropriation Event for which the Luannan
Casualty Proceeds or Luannan Expropriation Proceeds and
repayments of the Issuer Loan and the Shareholder Loans
exceed   the   aggregate  principal   amount   of   the
outstanding Senior Secured Notes, and any applicable interest thereon, the Issuer may, at its option, determine not to rebuild, repair or restore the Luannan
Facility. Upon such a determination by the Issuer, the outstanding Senior Secured Notes will be redeemed, in whole, but not in part. The amount of the Luannan
Casualty Proceeds or Luannan Expropriation Proceeds and repayments of the Issuer Loan and the Shareholder Loans resulting from such Luannan Event of Loss or Luannan
Expropriation Event will be applied to the redemption of the Senior Secured Notes.

(iv) Upon the payment of performance liquidated damage payments under the Luannan EPC Contract, the amount of performance liquidated damages paid, which are required to be applied to payment of the Issuer Loan and the Shareholder Loans, will be applied pro rata to the redemption of the Senior Secured Notes.

(v)  Upon the occurrence of a Domestic Project Event
that  results in Domestic Project Event Proceeds, after
the  amounts of such proceeds have been used to fulfill
any and all mandatory redemption or mandatory repayment
obligations pursuant to (a) the PFC Indenture  and  (b)
the   debt  instrument  or  instruments  governing  the
project level financing of such Domestic Project, any and all excess proceeds shall be applied pro rata to the redemption of the Senior Secured Notes.

(vi) Upon the occurrence of a Permitted Project Event
that results in Permitted Project Event Proceeds, after
the  amounts of such proceeds have been used to fulfill
any and all mandatory redemption or mandatory repayment
obligations  pursuant to, as the case may be,  the  PFC
Indenture   or  the  debt  instrument  or   instruments
governing  the  project level financing (or  additional
Senior Indebtedness issued solely to finance such Permitted Project) of such Permitted Project, any and all excess proceeds shall be applied pro rata to the redemption of the Senior Secured Notes; and, to the extent that the instrument governing any additional
Senior Indebtedness of the Company and the Issuer outstanding at the date of the Mandatory Redemption so requires, to the redemption of such additional Senior
Indebtedness.

(_)   Redemption at Option of Holder.  (_)  Upon the
occurrence  of events described below, the Issuer  will
be  obligated to make an offer (a "Mandatory Redemption
Offer")  to  redeem  pro  rata the  outstanding  Senior
Secured Notes within 90 days of the occurrence of  such
events   (as   more  particularly  described   in   the
Indenture) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, (including Liquidated Damages and Additional Amounts, if any) to the redemption date:

(i) Upon the occurrence of an Approval Event of Default or a County Partners Event of Default that has had or is reasonably likely to have a Material Adverse
Effect, the Issuer shall be obligated to make a Mandatory Redemption Offer using any and all available monies to effect such Mandatory Redemption Offer (such amounts to include, but not be limited to, (a) all amounts in the Company Funds, (b) all amounts in the Issuer Funds and (c) all amounts available to the Issuer or the Company through the enforcement of the Collateral).

(ii) If the Luannan Facility Construction Cost is less than the Projected Luannan Facility Construction Cost, after using such excess funds to fund any deficits in the Issuer Funds, if any excess funds are remaining and the amount of such excess funds equals or exceeds $1.0 million, the Issuer shall be obligated to use such excess funds to make a Mandatory Redemption Offer to the Holders of the Senior Secured Notes.

(_)  Upon the occurrence of a Change of Control, each
Holder of Senior Secured Notes shall have the right  to
require the Issuer to repurchase all or any part (equal
to  $1,000  or  an integral multiple thereof)  of  such
Holder's  Senior Secured Notes pursuant  to  the  offer
described below (the "Change of Control Offer")  at  an
offer  price  in  cash equal to 101% of  the  aggregate
principal  amount  thereof  plus  accrued  and   unpaid
interest,  if  any, (including Liquidated  Damages  and
Additional  Amounts, if any) thereon  to  the  date  of
purchase  (the "Change of Control Purchase  Price")  in
accordance with paragraphs (b), (c) and (d) of  Section
7.28  of the Indenture.  The Issuer will mail a  notice
to   each   Holder   describing  the   transaction   or
transactions that constitute the Change of Control  and
offering to repurchase Senior Secured Notes pursuant to
the  procedures required by the Indenture and described
in  such  notice.   The  Issuer will  comply  with  the
requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Senior Secured
Notes as a result of a Change of Control.

(_)  On the earlier of (i) the 366th day after an Asset
Sale  by the Company or any of its Subsidiaries or (ii)
such  date  as  the Board of Directors of  the  Company
determines not to apply the Net Cash Proceeds  relating
to  such Asset Sale to an investment, the making  of  a
capital   expenditure  or  the  acquisition  of   other
tangible assets (or the Company determines not to cause its Subsidiary to apply the Net Cash Proceeds in such a manner), if the aggregate amount of Excess Proceeds exceeds $1.0 million, the Company or its Subsidiary, as the case may be, shall be subject to the following requirements:

(_)  in the event that the Company cannot then
incur   $1.00   of  additional  Permitted  Indebtedness
pursuant  to clause (v) of the definition of "Permitted
Indebtedness"  in  Appendix  A  of  the  Indenture  the
Company  or its Subsidiary will be required to make  an
offer  to purchase (the "Asset Sale Redemption  Offer")
from all Holders of Senior Secured Notes and holders of
additional  Senior  Indebtedness,  up  to   a   maximum
principal amount (expressed as a multiple of $1,000) of
Senior  Secured Notes and holders of additional  Senior
Indebtedness equal to the Excess Proceeds at a purchase
price  equal  to  100% of the principal amount  thereof
plus  accrued and unpaid interest (including Liquidated
Damages  and  Additional Amounts, if any)  thereon,  if
any,  to the date of purchase; in the event that  there
is  additional Senior Indebtedness outstanding  at  the
time   of  the  Asset  Sale  Redemption  Offer,  Excess
Proceeds shall be allocated to each issuance of  Senior
Indebtedness in accordance with the following  formula:
Excess Proceeds times a fraction, the numerator of which is the principal amount of the Senior Secured
Notes and the denominator of which is the sum of the principal amounts of all Senior Indebtedness which is subject to this requirement or a similar requirement under such Senior Indebtedness's governing instrument;
and

(_)  in the event that the Company can incur $1.00
of additional Permitted Indebtedness pursuant to clause
(v)  of the definition of "Permitted Indebtedness," the
Company  or its Subsidiary will be required to make  an
Asset  Sale Redemption Offer from all Holders of Senior
Secured   Notes   and  holders  of  additional   Senior
Indebtedness,   up   to  a  maximum  principal   amount
(expressed  as a multiple of $1,000) of Senior  Secured
Notes  and  holders  of additional Senior  Indebtedness
equal  to  the  Excess  Proceeds (Excess  Proceeds  for
purposes  of this clause (2) is limited to that  amount
of  the  Net  Cash Proceeds that equals  the  principal
amount  of Indebtedness incurred by the Issuer  or  the
Company  to acquire, develop, construct or finance  the
asset being sold) at a purchase price equal to 100%  of
the  principal amount thereof plus accrued  and  unpaid
interest  (including Liquidated Damages and  Additional
Amounts,  if  any)  thereon, if any,  to  the  date  of
purchase; in the event that there is additional  Senior
Indebtedness outstanding at the time of the Asset  Sale
Redemption Offer, Excess Proceeds shall be allocated to
each issuance of Senior Indebtedness in accordance with
the   following  formula:  Excess  Proceeds   times   a
fraction,  the  numerator of  which  is  the  principal
amount  of the Senior Secured Notes and the denominator
of  which  is the sum of the principal amounts  of  all
Senior   Indebtedness  which   is   subject   to   this
requirement or a similar requirement under such  Senior
Indebtedness's governing instrument.

(_)   Redemption for Taxation Reasons.  The Senior
Secured  Notes  may be redeemed, at the option  of  the
Issuer or the Company, as the case may be, in whole but
not  in  part,  at  a  redemption price  equal  to  the
principal  amount  thereof, together with  accrued  and
unpaid   interest  and  premium,  if  any,   (including
Liquidated Damages and Additional amounts, if any),  to
the  Tax Redemption Date, if the Issuer or the Company,
as the case may be, determines that, as a result of (i)
any  change  in, or amendment to, the laws or  treaties
(or  any regulations or rulings promulgated thereunder)
of  the  Cayman  Islands or the United States  (or  any
political  subdivision  or  taxing  authority  thereof)
which change or amendment becomes effective on or after
the  date of the Indenture, (ii) any change in position
regarding    the    application,   administration    or
interpretation  of such laws, treaties, regulations  or
rulings  (including a holding, judgment or order  by  a
court  of  competent  jurisdiction),  which  change  in
application,  administration or interpretation  becomes
effective  on  or after the date of the Indenture,  the
Issuer  or the Company, as the case may be, is,  or  on
the  next  interest payment date would be, required  to
pay  Additional Amounts, and the Issuer or the Company,
as  the  case  may  be, determines  that  such  payment
obligation  cannot  be avoided by  the  Issuer  or  the
Company,   as  the  case  may  be,  taking   reasonable
measures.

(_)    Notice of Redemption.  Notice of redemption
(other  than a Change of Control Offer) will be  mailed
at  least 30 days but not more than 60 days before  the
redemption  date  to each Holder whose  Senior  Secured
Notes  are  to  be redeemed at its registered  address.
Notice of a Change of Control Offer shall be mailed  by
the  Company or Issuer to the Holders not less than  30
days nor more than 45 days before the Change of Control
Payment  Date.   Senior Secured Notes in  denominations
larger than $1,000 may be redeemed in part but only  in
integral multiples of $1,000, unless all of the  Senior
Secured Notes held by a Holder are to be redeemed.   On
and after the redemption date interest ceases to accrue on the aggregate principal amount of the Senior Secured
Notes called for redemption.

(_)    Denominations, Transfer, Exchange.  The Senior
Secured  Notes may be issued initially in the  form  of
one  or  more  fully registered Global  Senior  Secured
Notes.  The Senior Secured Notes may also be issued  in
registered    form   without   coupons    in    minimum
denominations  of  $1,000  and  integral  multiples  of
$1,000.   The transfer of Senior Secured Notes  may  be
registered and Senior Secured Notes may be exchanged as
provided  in  the  Indenture.  The  Registrar  and  the
Trustee  may require a Holder, among other  things,  to
furnish appropriate endorsements and transfer documents
and  the  Issuer may require a Holder to pay any  taxes
and fees required by law or permitted by the Indenture.
The  Issuer need not exchange or register the  transfer
of  any  Senior  Secured Note or portion  of  a  Senior
Secured  Note selected for redemption.  Also,  it  need
not (i) register the transfer or exchange of any Senior
Secured  Notes during any period (a) beginning  at  the
opening  of  business on a Business Day 15 days  before
the  day  of any selection of Senior Secured Notes  for
redemption and ending at the close of business  on  the
day  of  selection or (b) beginning at the  opening  of
business  on a Business Day 15 days before an  Interest
Payment  Date  and ending on the close of  business  on
such  Interest  Payment  Date  or  (ii)  register   the
transfer  or  exchange  of  any  Senior  Secured   Note
selected for redemption in whole or in part, except the unredeemed portion of any Senior Secured Note being redeemed in part.

(_)    Persons Deemed Owners.  The registered Holder of
a Senior Secured Note may be treated as its owner for all purposes.

(_)    Amendment, Supplement and Waiver.  (_)  Without
the consent of the Holders of any Senior Secured Notes,
the  Indenture  may be amended or supplemented  (i)  to
establish   the   form  and  terms  of  Securities   of
additional  series; (ii) to convey,  transfer,  assign,
mortgage or pledge to the Trustee as security  for  the
Senior Secured Notes, any property or assets; (iii)  to
evidence  the assumption by a successor entity  to  the
Company  or  the  Issuer, and the  assumption  by  such
successor  entity  of  the  covenants,  agreements  and
obligations  of the Company and the Issuer pursuant  to
the  Indentures; (iv) to evidence the succession  of  a
new  Trustee;  (v)  in  certain circumstances,  to  add
further   covenants,   restrictions,   conditions    or
provisions  for  the  protection of  the  Holders,  and
related Events of Default for the breach thereof;  (vi)
to  cure any ambiguity, defect or inconsistency in  the
Indenture,  any Supplemental Indenture, or  the  Senior
Secured  Notes  which  shall not adversely  affect  the
interests of the Holders; (vii) to permit or facilitate
the  issuance of Senior Secured Notes in uncertificated
form; (viii) to comply with any requirement of the  SEC
to   effect  or  maintain  the  qualification  of   the
Indenture under the Trust Indenture Act; (ix) to provide for the issuance of a new series of Securities registered under the Securities Act in exchange for the Senior Secured Notes; (x) to make any other change that does not adversely affect the interest of the Holders of any series in any material respect.

(_) Subject to certain exceptions, the Indenture or the
Senior  Secured  Notes may be amended  or  supplemented
with the consent of the Holders of not less than a  51%
in   aggregate  principal  amount  of  all  series   of
Outstanding Securities (considered as one class) or if such amendment or supplement shall directly affect the rights of less than all series, the consent of the Holders of not less than a 51% in aggregate principal amount of all series so directly affected (considered as one class) (including a supplemental indenture changing the provisions of the Indenture with respect to change of control). The consent of the Holder of each Outstanding Security directly affected thereby, is required to:

(i)  change the Stated Maturity, Senior Secured Note
Payment Date, Senior Secured Note principal amount,  or
the  interest thereon or any premium payable, place  of
payment,  impair the right to institute  suit  for  the
enforcement  of any payments, change the dates  or  the
amounts of payments to be made through the operation of
the   sinking  fund  or  make  certain  other   changes
effecting   the   amount  and   timing   of   payments;
(ii) permit the creation or termination of Liens on property pledged under the Collateral Documents or deprive any Holder of the security afforded by the Lien of the Collateral Documents, except, in each case, to the extent expressly permitted by this Indenture or any of the Collateral Documents; (iii) release all or any substantial portion of the Collateral; (iv) reduce the percentage in principal amount of the Outstanding
Securities, or reduce the requirements with respect to quorum or voting; (v) modify any of the provisions of
Section  9.7 of the Senior Secured Notes Indenture;  or
(vi) amend, change or modify the obligation of the Issuer to make and consummate a Change of Control
Offer, or any of the provisions or definitions with respect thereto.

(_)  Defaults and Remedies.  Events of Default include:
           (i)   failure  by  the  Issuer  to  pay  the
principal and premium, if any, on any Security when the
same  becomes  due  and payable, whether  by  scheduled
maturity  or required prepayment or by acceleration  or
otherwise;   (ii)  failure by the  Issuer  to  pay  the
interest  (including Liquidated Damages and  Additional
Amounts, if any) on any Security when the same  becomes
due  and  payable,  whether by  scheduled  maturity  or
required  prepayment or by acceleration  or  otherwise,
for 15 or more days;  (iii) non-payment of any interest
on, or any principal of, the Issuer Loan by Pan-Western
when  the  same  becomes due and  payable,  whether  by
scheduled  maturity  or  required  prepayment   or   by
acceleration or otherwise, for 30 or more  days;   (iv)
failure  by  the  Company  to  pay  any  amount  it  is
obligated to pay pursuant to the terms of any Security,
when  the  same  becomes due and  payable,  whether  by
scheduled  maturity  or  required  prepayment   or   by
acceleration   or   otherwise;   (v)   any   agreement,
representation or warranty made by the Company  or  any
of  its  Subsidiaries in, respectively, the Indentures,
the  Issuer  Loan  Agreement or  the  Shareholder  Loan
Agreements or any representation, warranty or statement
in   any  certificate,  financial  statement  or  other
document  furnished to the Trustees by or on behalf  of
the  Company  or  any  of  its Subsidiaries  under  the
Indentures,  shall  prove  to  have  been   untrue   or
misleading in any material respect as of the time made,
confirmed   or  furnished  and  the  fact,   event   or
circumstance that gave rise to such inaccuracy has  had
or  is  reasonably  likely to have a  Material  Adverse
Effect  and  the  fact,  event  or  circumstance  shall
continue  to be uncured for 30 or more days  after  the
Company  or any of its Subsidiaries acquires notice  of
such  inaccuracy; provided that if the Company  or  any
such  Subsidiary commences efforts to cure  such  fact,
event  or  circumstance within such 30-day period,  the
Company  or any such Subsidiary may continue to  effect
such  cure of such fact, event or circumstance and such
misrepresentation  shall not  be  deemed  an  Event  of
Default  for  an  additional 60 days  so  long  as  the
Company  or  such Subsidiary, as the case  may  be,  is
diligently  pursuing  such cure; (vi)  failure  by  the
Company  or any of its Material Subsidiaries to perform
or  observe  its covenants contained in the  Indentures
relating  to  maintenance of existence, prohibition  on
fundamental changes, disposition of assets, limitations
on Indebtedness, limitations on Liens or distributions;
(vii)  failure  by the Company or any of  its  Material
Subsidiaries  to perform or observe any  of  the  other
covenants  contained  in  the  Indentures  or  in   the
Collateral  Documents and such failure  shall  continue
uncured   for  30  or  more  days  (including,  without
limitation,  covenants with respect  to  insurance  and
amendments  to Luannan Project Documents or  nature  of
business);  provided  that  if  the  Company  or   such
Material  Subsidiary  commences efforts  to  cure  such
default within such 30-day period, the Company or  such
Material Subsidiary may continue to effect such cure of
the  default  and such default shall not be  deemed  an
Event  of Default for an additional 60 days so long  as
the  Company or such Subsidiary is diligently  pursuing
the  cure;  (viii)  certain  events  of  bankruptcy  or
insolvency  involving  the  Company  or  any   Material
Subsidiary; (ix) the entry of one or more final and non-
appealable  judgment or judgments for  the  payment  of
money  in excess of $1.0 million (exclusive of judgment
amounts   fully  covered  by  insurance  or  indemnity)
against   the   Company   or  any   of   its   Material
Subsidiaries,  which remains unpaid or unstayed  for  a
period of 90 or more consecutive days;  (x) any Project
Document  (except  as  otherwise permitted  under  this
Indenture)  shall terminate or cease to  be  valid  and
binding  and  in full force and effect,  or  any  third
party  thereto  denies  that it has  any  liability  or
obligation  under  any such Project Document  and  such
third party ceases performance thereunder, or any third
party   is  in  default  under  such  Project  Document
(subject to any applicable grace period), and  in  each
case such cessation or default has had or is reasonably
likely  to  have a Material Adverse Effect;   (xi)  any
Luannan Financing Agreement shall terminate or cease to
be  valid  and  binding and in full force  and  effect;
(xii)  with respect to a Domestic Project,  or  to  the
extent  applicable, any Permitted Project, the loss  of
QF  Status, to the extent that such loss of  QF  Status
has  had  or  is reasonably likely to have  a  Material
Adverse Effect; (xiii) failure of any Joint Venture  to
perform  or  observe any of its material  covenants  or
obligations  contained in any of  the  Luannan  Project
Documents  if  such failure has had  or  is  reasonably
likely  to  have a Material Adverse Effect;  (xiv)  the
occurrence  of  any event resulting in the  payment  of
Domestic  Project  Event Proceeds or Permitted  Project
Event Proceeds that will result, in the opinion of  the
Consolidating  Financial  Analyst,  in  the   Company's
failure  to  meet  the following Debt Service  Coverage
Ratios  (after the application of such amounts  as  are
required  to  be  applied  pursuant  to  any  and   all
mandatory redemption or repayment obligations): (1) the
minimum  (or  lowest)  annual  projected  Company  Debt
Service  Coverage Ratio for the remaining term  of  the
Senior Secured Notes will not be less than 1.4 to 1 and
(2)   the   minimum   (or  lowest)   annual   projected
Consolidated  Debt  Service  Coverage  Ratio  for   the
remaining term of the Senior Secured Notes will not  be
less  than  1.15  to  1;   (xv)  the  Luannan  Facility
Construction  Schedule Certificate shall  at  any  time
contain a conclusion that the Luannan Facility  is  not
being  constructed  in  accordance  with  the  Approved
Construction Budget and Schedule or, if applicable,  an
Approved  Completion Plan;  (xvi) any of the Collateral
Documents  ceases to be effective or any  lien  granted
therein  ceases to be a perfected lien to the  Trustees
on  the  collateral described therein with the priority
purported  to  be  created thereby; provided  that  the
Company  or the Issuer, as the case may be, shall  have
15  days  to cure such cessation or to furnish  to  the
Trustees all documents or instruments required to  cure
such  cessation; or (xvii) any default under the Issuer
Loan Agreement and the Shareholder Loan Agreements that
has  had  or  is reasonably likely to have  a  Material
Adverse Effect and any default under the PFC Indenture,
the  Rosemary Indenture, the Brandywine Facility  Lease
and  any  other  default under any other  agreement  or
instrument  containing Indebtedness of  at  least  $2.5
million  of a Domestic Project or a Permitted  Project,
to the extent that any of the preceding defaults is not
waived.   If any Event of Default (other than an  Event
of Default described in clause (viii) above) occurs and
is  continuing, the Trustee shall declare all interest,
principal and premium (including Liquidated Damages and
Additional Amounts, if any) on the Senior Secured Notes
to be immediately due and payable, if the Holders of at
least  25%  in principal amount of the then outstanding
Senior  Secured Notes have notified the Issuer and  the
Trustees in writing.  Notwithstanding the foregoing, in
the  case  of an Event of Default arising from  certain
events of bankruptcy or insolvency with respect to  the
Company,   any   of  its  Material  Subsidiaries,   all
outstanding  Senior Secured Notes will become  due  and
payable  without further action or notice.  Holders  of
the  Senior Secured Notes may not enforce the Indenture
or  the Senior Secured Notes except as provided in  the
Indenture.  Subject to certain limitations, Holders  of
a  majority in principal amount of the then outstanding
Senior  Secured  Notes may direct the  Trustee  in  its
exercise  of  any  trust  or power.   The  Trustee  may
withhold from Holders of the Senior Secured Notes notice of any continuing Default or Event of Default
(except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest.

(_)   Trustee Dealings with Issuer.  The Indenture
contains  certain  limitations on  the  rights  of  the
Trustee,  should it become a creditor of the Issuer  or
the  Company,  to obtain payment of claims  in  certain
cases,  or  to realize on certain property received  in
respect  of  any such claim as security  or  otherwise.
The  Trustee  will  be permitted  to  engage  in  other
transactions;  however, if it acquires any  conflicting
interest  it  must  eliminate such conflict  within  90
days, apply to the SEC for permission to continue or resign.

(_)  No Recourse Against Others.  No director, officer,
or  stockholder of the Issuer, as such, shall have  any
liability  for any obligations of the Issuer under  the
Senior Secured Notes or the Indenture or for any  claim
based  on,  in  respect  of,  or  by  reason  of,  such
obligations or their creation.  Each Holder  of  Senior
Secured  Notes,  by  accepting a Senior  Secured  Note,
waives and releases all such liability.  The waiver and
release  are part of the consideration for issuance  of
the  Senior  Secured Notes.  Such  waiver  may  not  be
effective  to  waive  liabilities  under  the   federal
securities laws and it is the view of the SEC that such a waiver is against public policy.

(_)   Authentication.  This Senior Secured Note shall
not   be   valid  until  authenticated  by  the  manual
signature of the Trustee or an authenticating agent.

(_)   GOVERNING LAW.  THIS SENIOR SECURED NOTE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK. THE ISSUER HEREBY IRREVOCABLY
SUBMITS  TO  THE NONEXCLUSIVE JURISDICTION OF  ANY  NEW
YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN
THE  CITY  OF NEW YORK OR ANY FEDERAL COURT SITTING  IN
THE  BOROUGH  OF MANHATTAN IN THE CITY OF NEW  YORK  IN
RESPECT  OF ANY SUIT, ACTION OR PROCEEDING ARISING  OUT
OF  OR  RELATING  TO  THIS  SENIOR  SECURED  NOTE,  AND
IRREVOCABLY  ACCEPTS FOR ITSELF AND IN RESPECT  OF  ITS
PROPERTY,  GENERALLY AND UNCONDITIONALLY,  JURISDICTION
OF   THE  AFORESAID  COURTS.   THE  ISSUER  IRREVOCABLY
WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO  SO
UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR
HEREAFTER HAVE TO THE LAYING OF THE VENUE OF  ANY  SUCH
SUIT,  ACTION OR PROCEEDING BROUGHT IN ANY  SUCH  COURT
AND  ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING
BROUGHT  IN  ANY  SUCH COURT HAS  BEEN  BROUGHT  IN  AN
INCONVENIENT FORUM.

(_)   Abbreviations.  Customary abbreviations may be
used  in the name of a Holder or an assignee, such  as:
TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (=
Custodian),  and  U/G/M/A (= Uniform  Gifts  to  Minors
Act).

(_)   Additional Rights of Holders of Transfer
Restricted  Securities.   In  addition  to  the  rights
provided  to Holders of Senior Secured Notes under  the
Indenture, Holders of Transferred Restricted Securities
shall have all the rights set forth in the Registration
Rights Agreement dated as of the date of the Indenture,
between  the  Company  and the  parties  named  on  the
signature  pages  thereof  (the  "Registration   Rights
Agreement").

(_)   Collateral Documents.  As provided in the
Indenture  and the Collateral Documents and subject  to
certain  limitations set forth therein, the Obligations
of  the Issuer and the Company under the Indentures and
the  Collateral Documents are secured by the Collateral
as  provided in the Collateral Documents.  Each Secured
Party, by accepting a Senior Secured Note, agrees to be
bound  to  all  the  terms and provisions  of,  and  is
entitled  to the benefits of, the Collateral Documents,
as  the  same  may be amended from time to  time.   The
Liens  created under the Collateral Documents shall  be
released  upon the terms and subject to the  conditions
set   forth   in  the  Indentures  and  the  Collateral
Documents.

(_)   Senior Secured Notes Guarantee.  This Senior
Secured Note is entitled to the benefits of the  Senior
Secured Notes Guarantee of the Company.  Upon the terms
and   subject  to  the  conditions  set  forth  in  the
Indentures and the Senior Secured Notes Guarantee,  the
Company  has  unconditionally guaranteed  on  a  senior
secured  basis that the principal of, and  premium,  if
any   (including  Liquidated  Damages  and   Additional
Amounts,  if  any), and interest on the Senior  Secured
Notes  will  be duly and punctually paid in  full  when
due, whether at maturity, by acceleration or otherwise,
and interest on overdue principal, and premium, if any,
and  (to the extent permitted by law) interest  on  any
interest, if any, on the Senior Secured Notes  and  all
other  Obligations of the Issuer to the Secured Parties
or  the  Trustee under the Senior Secured Notes or  the
Indenture   (including   fees,   expenses   or    other
obligations)  will  be  promptly  paid   in   full   or
performed.

(_)   CUSIP Numbers.  Pursuant to a recommendation
promulgated  by  the  Committee  on  Uniform   Security
Identification Procedures, the Issuer has caused  CUSIP
numbers  to be printed on the Senior Secured Notes  and
the  Trustee  may  use  CUSIP  numbers  in  notices  of
redemption   as   a   convenience   to   Holders.    No
representation is made as to the accuracy of such numbers either as printed on the Senior Secured Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture.
Requests may be made to:

                         Panda Global Energy Company
                         c/o Panda Energy International, Inc.
                         4100 Spring Valley Road
                         Suite 1001
                         Dallas, Texas  75244
                         Attention:  General Counsel


                        ASSIGNMENT FORM


    To assign this Senior Secured Note, fill in the form below:
(I) or (we) assign and transfer this Security to



      (Insert assignee's Social Security or tax I.D. No.)












     (Print or type assignee's name, address and zip code)


and irrevocably appoint
agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.





Date:


                   Your Signature:
                   (Sign exactly as your name appears on the face of this Security)


                   Signature Guarantee:*

               OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Senior Secured Note purchased by the Issuer pursuant to Section 2.5(c) of the First Supplemental Indenture or Section 7.21 or
7.28 of the Indenture, check the appropriate box below:


      Section 2.5(c)      Section 7.21       Section 7.28


         If you want to elect to have only part of the Senior Secured Note purchased by the Issuer pursuant to
Section  2.5(c) of the First Supplemental Indenture  or
Section  7.21  or  7.28  of the  Indenture,  state  the
principal  amount  at  maturity  you  elect   to   have
purchased:  $______________



Date:               Your Signature:
                   (Sign exactly as your name appears on the face of this Security)


                   Signature Guarantee:*


         SCHEDULE OF EXCHANGES OF DEFINITIVE SENIOR SECURED NOTES

              [To be attached to Global Senior Secured Note]


         The following exchanges of a part of this Global Senior Secured Note for definitive Senior Secured Notes have been made:


    Date of      Amount of    Amount of      Principal     Signature of
   Exchange       decrease   increase in     Amount of      authorized
                     in       Principal     this Global     officer of
                 Principal      Amount          Note          Trustee
                   Amount      of this       following        or Note
                  of this    Global Note   such decrease     Custodian
                   Global                  (or increase)
                    Note



                                                       SCHEDULE I

                           Form of Senior Secured Notes Guarantee


                 Senior Secured Notes Guarantee


           The Company, as primary obligor and not merely as surety, hereby irrevocably, fully and unconditionally guarantees on a senior secured basis to each Holder of a Senior Secured Note authenticated and delivered by the Senior Secured Notes Trustee and to the Trustee and their successors and assigns, irrespective of the validity and enforceability of the Indentures, the Senior Secured Notes or the obligations of the Company and the Issuer hereunder or thereunder: (a) the performance and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Issuer under the Senior Secured Notes Indenture and the Senior Secured Notes, whether for principal, premium, if any, and interest (including Liquidated Damages and Additional Amounts, if any), on the Senior Secured Notes, expenses, indemnification or otherwise; and (b) in case of any extension of time of payment or renewal of any Senior Secured Notes or any of such other obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Company shall be obligated to pay the same immediately.

           The Company hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Senior Secured Notes or the Indentures, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Senior Secured Notes Guarantee shall not be discharged except by complete performance of the obligations contained in the Senior Secured Notes and the Indentures. If any Holder or the Trustee is required by any court or otherwise to return to the Company, or any custodian, trustee, liquidator or other similar official acting in relation to the Company, any amount paid by either to the Trustee or such Holder, this Senior Secured Notes Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Company agrees that it shall not be entitled to any right of subrogation in relation to the Holders of the Senior Secured Notes Guarantee in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

          This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Company and its respective successors and assigns to the extent set forth in the Indenture until full and final payment of all of the Issuer's obligations under the Senior Secured Notes and the Senior Secured Notes Indenture and shall inure to the benefit of the Trustee and the Holders of Senior Secured Notes Guarantee and their successors and assigns and, in the event of any transfer or assignment of rights by any Holder of the Senior Secured Notes Guarantee or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Notwithstanding the foregoing, if the Company and the Issuer satisfy the provisions of Section 6.3 of the Indentures the Company shall be released of its obligations hereunder. This is a Guarantee of payment and not a guarantee of collection.

          This Senior Secured Notes Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Senior Secured Note upon which this Senior Secured Notes Guarantee is noted shall have been executed by the Senior Secured Notes Trustee under the Senior Secured Notes Indenture by the manual signature of one of its authorized officers.

          Capitalized terms used herein have the same meanings given in the Indentures unless otherwise indicated.


                              PANDA GLOBAL HOLDINGS, INC.


                              By:_____________________________
                                   Name:
                                   Title:


This is one of the Senior Secured
Notes referred to in the within-
mentioned Indenture:


BANKERS TRUST COMPANY,
as Trustee

By_________________________________
     Authorized Signatory
_______________________________
*/   Participant in a recognized Signature Guarantee Medallion
Program (or other signature guarantor acceptable to the Trustee).

*/   Participant in a recognized Signature Guarantee Medallion
Program (or other signature guarantor acceptable to the Trustee).